                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Resource Bancshares Mortgage Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                               7909 PARKLANE ROAD
                               COLUMBIA, SC 29223

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 2, 2001

                             ---------------------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Resource Bancshares Mortgage Group, Inc. (the "Company") will be held at the offices of the Company, 7909 Parklane Road, Columbia, South Carolina 29223, on Wednesday, May 2, 2001 at 11:00 a.m., E.D.T. for the following purposes:

     1. To elect four directors, two for three year terms and two for two year terms;

     2. To approve the Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan;

     3. To approve an amendment to the Amended and Restated Resource Bancshares Mortgage Group, Inc. Omnibus Stock Award Plan to increase by 500,000 the number of shares of common stock of the Company available for issuance thereunder; and

     4. To conduct such other business as properly may come before the meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 15, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

     We hope that you will be able to attend the meeting. However, whether or not you plan to attend, you are respectfully urged to sign, date and return the enclosed proxy. The proxy may be revoked at any time prior to its exercise and, if you attend the meeting, you may vote in person.

                                          /s/ Douglas K. Freeman

                                          Douglas K. Freeman
                                          Chief Executive Officer and
                                          Chairman of the Board

Columbia, South Carolina
April 6, 2001

                                IMPORTANT NOTICE
                 PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                               7909 PARKLANE ROAD
                         COLUMBIA, SOUTH CAROLINA 29223

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                 APRIL 6, 2001

     The accompanying proxy is solicited by the Board of Directors for use at the annual meeting of shareholders (the "Annual Meeting") of Resource Bancshares Mortgage Group, Inc. (the "Company") to be held at the Company's offices, 7909 Parklane Road, Columbia, South Carolina 29223, on Wednesday, May 2, 2001 at 11:00 a.m., E.D.T., and at any adjournment or adjournments thereof.

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the election of four directors, to approve the Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan (the "Outside Directors' Plan") and to approve an amendment (the "Omnibus Plan Amendment") to the Amended and Restated Resource Bancshares Mortgage Group, Inc. Omnibus Stock Award Plan (the "Omnibus Plan").

     This proxy statement and the form of proxy are first being mailed to the Company's shareholders on or about April 6, 2001.

PROXIES

     The accompanying form of proxy is for use at the Annual Meeting. A shareholder may use this proxy if he is unable to attend the meeting in person or if he wishes to have his shares voted by proxy even if he attends the meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's Secretary, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to their exercise, will be voted in the manner specified therein. If no specification is made in the proxy, the proxy will be voted "FOR" the election of the nominees for directors listed herein, "FOR" approval of the Outside Directors' Plan and "FOR" approval of the Omnibus Plan Amendment. The Board of Directors is not aware of any other matters which may be presented for action at the meeting, but if other matters do come properly before the meeting it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

COSTS OF SOLICITATION

     The Company will bear the costs of solicitation of proxies from its shareholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners.

RECORD DATE AND VOTING RIGHTS

     The Board of Directors of the Company has fixed the close of business on March 15, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of March 15, 2001, there were a total of 17,053,961 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. These shares were held by approximately 541 holders of record. Each shareholder is entitled to one vote on each matter to come before the meeting for each share of Common Stock held of record by such shareholder. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum. Broker non-votes, however, will not be counted as shares present and entitled to vote with respect to any matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any matter voted upon at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of "FOR" votes are elected as directors up to the maximum number of directors to be chosen at the meeting. In order for the Outside Directors' Plan and the Omnibus Plan Amendment to be approved, a majority of the total votes cast by the holders of Common Stock present (in person or by proxy) and entitled to vote on the respective matter must vote "FOR" approval. Consequently, abstentions will have the same effect as a "NO" vote on these two proposals.

                              BENEFICIAL OWNERSHIP

BENEFICIAL OWNERS OF FIVE PERCENT OR MORE OF THE COMMON STOCK

     The following table sets forth the only shareholders that, to the knowledge of management of the Company, were beneficial owners of five percent or more of the outstanding shares of Common Stock as of March 15, 2001. The shareholdings reported are based on copies of Schedules 13D and 13G and amendments thereto received by the Company.

                                           SOLE       SHARED        SOLE         SHARED
NAME AND ADDRESS                          VOTING      VOTING     DISPOSITIVE   DISPOSITIVE
OF BENEFICIAL OWNER                        POWER       POWER        POWER         POWER      PERCENT OF CLASS
-------------------                      ---------   ---------   -----------   -----------   ----------------
Amelia Family Trust Company............  1,178,993      --        1,178,993        --              6.91%
as Trustee for Trust u/a/d August 22,
1969 of William B. Ziff, Jr.
577 Chestnut Ridge Road
Woodcliff Lake, New Jersey 07675

Dimensional Fund Advisors Inc..........  1,577,802      --        1,577,802        --              9.25
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Wallace R. Weitz & Company.............  2,741,729      --        2,741,729        --             16.08
1125 South 103 Street, Suite 600
Omaha, Nebraska 68124-6008

Wellington Management Company, LLP.....     --       1,013,500       --         1,697,900          9.96
75 State Street
Boston, Massachusetts 02109

STOCK OWNERSHIP OF THE COMPANY'S DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth as of March 15, 2001, the number of shares of Common Stock beneficially owned by current directors, nominees for election as director, named executive officers and all directors and current executive officers of the Company as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL    PERCENT OF
                            NAME                              OWNERSHIP(1)    CLASS(1)
                            ----                              ------------   ----------
Stuart M. Cable (2).........................................      66,826        *
Douglas K. Freeman(2).......................................     420,964        2.45%
Roger O. Goldman............................................       8,000        *
Boyd M. Guttery (2).........................................      71,469        *
David W. Johnson, Jr. (3)...................................     409,598        2.40%
Robin C. Kelton (2).........................................      54,320        *
Joel A. Smith, III..........................................       2,000        *
Steven F. Herbert (2).......................................      90,235        *
Harold Lewis, Jr. (2).......................................      38,000        *
William M. Ross (2).........................................      33,000        *
All directors and executive officers as a group (10
  persons)..................................................   1,194,412        6.88%

---------------

*   Signifies less than one percent
(1) Assumes the exercise by such person of all options exercisable as of March 15, 2001, or within 60 days thereafter. Each person exercises sole voting and sole investment power with respect to the shares shown as owned by him, except as otherwise indicated by footnote.
(2) Fifty-two thousand four hundred eight of the shares of Common Stock shown as owned by Mr. Cable; 117,142 of the shares of Common Stock shown as owned by Mr. Freeman; 60,100 of the shares of Common Stock shown as owned by Mr. Guttery; 10,000 of the shares of Common Stock shown as owned by Mr. Kelton; 51,199 of the shares of Common Stock shown as owned by Mr. Herbert; 13,000 of the shares of Common Stock shown as owned by Mr. Lewis; and 13,000 of the shares of Common Stock shown as owned by Mr. Ross represent shares subject to options exercisable as of March 15, 2001, or within 60 days thereafter.
(3) The shares of Common Stock shown as owned by Mr. Johnson include 3,000 shares owned by Mr. Johnson's sister with whom he shares investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, directors and executive officers of the Company and beneficial owners of 10% or more of the Common Stock are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Common Stock. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all such persons have complied with all filing requirements with respect to 2000, except Mr. Kelton and John O. Wolcott, a former director, who each filed late one report covering two transactions.

                         CUMULATIVE SHAREHOLDER RETURN

     The following graph compares the percentage change in the Company's total shareholder return on the Common Stock with the cumulative total return of (i) a broad equity market index ("Nasdaq Composite") and (ii) the Nasdaq Financial Index, a financial market index (the "Nasdaq Financial"). This performance graph represents the period from December 31, 1995 through December 31, 2000.

                  RESOURCE BANCSHARES MORTGAGE GROUP, INC. (1)
                              VS. NASDAQ COMPOSITE
                              VS. NASDAQ FINANCIAL

             CUMULATIVE SHAREHOLDER RETURN SINCE DECEMBER 31, 1995

                                                          RBMG                  NASDAQ COMPOSITE            NASDAQ FINANCIAL
                                                          ----                  ----------------            ----------------
12/31/95                                                 100.00                      100.00                      100.00
12/31/96                                                 107.07                      123.04                      128.36
12/31/97                                                 128.83                      150.69                      196.31
12/31/98                                                 131.11                      212.51                      190.73
12/31/99                                                  36.14                      394.94                      189.47
12/31/00                                                  56.99                      237.68                      207.05

---------------

(1) Total return assumes an initial investment of $100 on December 31, 1995 and reinvestment of dividends.

                     COMPENSATION OF OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid to each named executive officer for services rendered to the Company during the periods indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                ANNUAL COMPENSATION                          AWARDS
                                   ---------------------------------------------   --------------------------
           (A)              (B)       (C)          (D)               (E)                (F)           (G)           (I)
                                                                                                   SECURITIES
                                                                                    RESTRICTED     UNDERLYING    ALL OTHER
NAME AND                                                        OTHER ANNUAL           STOCK        OPTIONS/    COMPENSATION
PRINCIPAL POSITION          YEAR   SALARY ($)   BONUS ($)    COMPENSATION ($)(1)   AWARDS ($)(2)    SARS (#)       ($)(3)
------------------          ----   ----------   ----------   -------------------   -------------   ----------   ------------
D. K. Freeman (4),........  2000    $508,429       (5)                              $  449,000      157,142(6)    $ 7,650
Chief Executive Officer
  and
Chairman of the Board
S. F. Herbert,............  2000    $228,286    $  55,000         $  5,131                  --       35,146(7)    $32,539
Chief Financial Executive   1999     210,000       50,000            5,131                  --           --        27,274
                            1998     205,000      200,000            5,066                  --       15,000        28,234
H. Lewis, Jr.,............  2000    $193,792    $ 200,000               --                  --       25,000            --
Chief Portfolio
Management Executive
W. M. Ross,...............  2000    $ 37,500    $ 306,250               --                  --       50,000            --
Chief Sales and
Fulfillment Executive
D. W. Johnson, Jr.(8),....  2000    $479,416    $      --         $ 15,876          $       --           --       $60,570
Former Chief Executive      1999     445,968      400,000          218,827                  --           --        63,285
Officer, Chief Operating    1998     430,404    1,873,357          218,827           1,391,110           --        68,301
Officer and President

---------------

(1) For 2000, this amount represents reimbursement for tax liability related to premiums on whole life and universal life and disability policies.
(2) The shares of restricted stock shown as awarded to Mr. Freeman are the 100,000 shares of restricted stock awarded to him on January 10, 2000, in connection with his employment. The shares are subject to repurchase under certain circumstances by the Company until January 1, 2002. The shares had a year-end value of $706,250, based on the closing price of a share of Common Stock on December 31, 2000 of $7.0625. Dividends are paid on the shares. The shares of restricted stock shown as awarded to Mr. Johnson were awarded on February 1, 1999 as part of his 1998 bonus. Mr. Johnson received 93,520 shares in 1999. Mr. Johnson also was awarded 6,668, 29,568, 9,219, 24,705 and 20,048 shares of restricted stock in January 1994, 1995, 1996, 1997 and 1998, respectively. These shares had a year-end value of $1,297,579, based on the closing price of a share of Common Stock on December 31, 2000 of $7.0625. All of the shares are vested. Dividends are paid on the shares.
(3) Amounts shown for 2000 consist of (i) for Mr. Freeman, contributions to the Company's 401(k) plan of $7,650, (ii) for Mr. Herbert, premiums on whole life and disability insurance policies of $17,103, contributions to the Company's 401(k) plan of $7,650 and dividends on shares subject to options of $7,786, and (iii) for Mr. Johnson, premiums on whole life and disability insurance policies of $52,920 and contributions to the Company's 401(k) plan of $7,650.
(4) Mr. Freeman became Chief Executive Officer of the Company on January 10,
    2000.
(5) For 2000, Mr. Freeman received options to acquire 57,142 shares at $7.813 per share in lieu of a cash bonus. The options were granted in 2001. See "Compensation Committee Report -- General."
(6) Includes options to purchase 100,000 shares granted in connection with Mr. Freeman's employment and options to purchase 57,142 shares granted on February 1, 2001 as Mr. Freeman's bonus. See "Compensation Committee Report
    - General."
(7) The options granted to Mr. Herbert were granted in exchange for previously granted options to purchase 59,615 shares. See "Compensation Committee Report - Repricing of Options."
(8) Mr. Johnson was Chief Executive Officer of the Company from January 1, 2000 to January 10, 2000. He was President of the Company until May 2000 and Chief Operating Officer from May 2000 through November 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                     REALIZABLE VALUE AT
                                                                                       ASSUMED ANNUAL
                                                                                    RATES OF STOCK PRICE
                                                                                        APPRECIATION
                                INDIVIDUAL GRANTS                                      FOR OPTION TERM
---------------------------------------------------------------------------------   ---------------------
           (A)                  (B)           (C)            (D)          (E)          (F)         (G)
                             NUMBER OF     % OF TOTAL
                            SECURITIES      OPTIONS/
                            UNDERLYING        SARS
                             OPTIONS/      GRANTED TO    EXERCISE OR
                               SARS       EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME                        GRANTED (#)   FISCAL YEAR      ($/SH)         DATE       5% ($)      10% ($)
----                        -----------   ------------   -----------   ----------   ---------   ---------
D. K. Freeman(1)..........    100,000       12.07%         $4.5000      01/10/10    $283,000    $717,200
S. F. Herbert(2)..........      4,659         0.56          4.6300      01/26/06       7,336      16,643
S. F. Herbert(2)..........     22,272         2.69          4.6300      01/29/07      41,980      97,832
S. F. Herbert(2)..........      8,215         0.99          4.6300      04/14/08      18,160      43,497
H. Lewis, Jr.(3)..........     25,000         3.02          4.6300      05/03/10      72,795     184,475
W. M. Ross(4).............     50,000         6.03          5.6875      09/19/10     178,230     453,220
D. W. Johnson, Jr.........         --           --              --            --          --          --

---------------

(1) These options were granted to Mr. Freeman on January 10, 2000, under the Omnibus Plan in connection with his employment. As of December 31, 2000, the options were exercisable with respect to 40,000 shares. The options became exercisable with respect to an additional 20,000 shares on January 1, 2001 and will become exercisable with respect to an additional 20,000 shares on July 1, 2001 and December 31, 2001 at which time they will be exercisable with respect to all 100,000 shares.
(2) The options granted to Mr. Herbert were granted under the Omnibus Plan in exchange for existing options under that plan to acquire 59,615 shares. See "Compensation Committee Report - Repricing of Options." As of December 31, 2000, the options were exercisable with respect to 27,406 shares. The options with respect to 4,659 shares were exercisable upon grant. With respect to the options to acquire 22,272 shares, 80% of such options were exercisable upon grant and such options became exercisable with respect to an additional 4,454 shares on January 29, 2001. With respect to the options to acquire 8,215 shares, 60% of such options were exercisable upon grant and such options will become exercisable with respect to an additional 1,643 shares on April 14, 2001 and April 14, 2002. For purposes of this table, the length of the terms of the options to purchase 4,695 shares, 22,272 shares and 8,215 shares have been rounded to the nearest whole year.
(3) These options were granted to Mr. Lewis on May 3, 2000, under the Omnibus Plan. As of December 31, 2000, the options were exercisable with respect to 5,000 shares. The options will become exercisable with respect to an additional 5,000 shares on May 3 of each year until they are exercisable with respect to all 25,000 shares.
(4) These options were granted to Mr. Ross on September 19, 2000, under the Omnibus Plan. As of December 31, 2000, the options were exercisable with respect to 10,000 shares. The options will become exercisable with respect to an additional 10,000 shares on September 19 of each year until they are exercisable with respect to all 50,000 shares.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

             (A)                                (D)                                       (E)
                                  NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED IN-THE-MONEY
                               UNEXERCISED OPTIONS/SARS AT FY-END(#)          OPTIONS/SARS AT FY-END ($)
NAME                                 EXERCISABLE/UNEXERCISABLE               EXERCISABLE /UNEXERCISABLE(1)
----                           --------------------------------------      ---------------------------------
D. K. Freeman................               40,000/60,000                          $102,500/$153,750
S. F. Herbert(2).............                45,101/7,741                          $  66,663/$18,830
H. Lewis, Jr.................                5,000/20,000                          $  12,163/$48,650
W. M. Ross...................               10,000/40,000                          $  13,750/$55,000
D. W. Johnson, Jr.(3)........                   450,655/0                          $      555,432/$0

---------------

(1) The value assigned to the options in column (e) above is equal to the number of in-the-money options exercisable or unexercisable, as the case may be, times the difference between the closing price of a share of Common Stock on December 31, 2000, $7.0625, and the per share exercise price of the option.
(2) Only 27,405 of Mr. Herbert's options that were exercisable as of December 31, 2000 were in-the-money as of such date. The value assigned to Mr. Herbert's options in column (e) above is equal to the number of in-the-money exercisable and unexercisable options times the difference between the closing price of a share of Common Stock on December 31, 2000, $7.0625, and the exercise price of $4.63.
(3) All of Mr. Johnson's options had an exercise price of $5.83 per share.

                         TEN-YEAR OPTION/SAR REPRICINGS

         (A)             (B)             (C)                (D)                 (E)              (F)               (G)
                                     SECURITIES                                                             LENGTH OF ORIGINAL
                                  UNDERLYING NUMBER   MARKET PRICE OF                                          OPTION TERM
                                     OF OPTIONS/      STOCK AT TIME OF   EXERCISE PRICE AT   NEW EXERCISE   REMAINING AT DATE
                                  SARS REPRICED OR      REPRICING OR     TIME OF REPRICING      PRICE        OF REPRICING OR
NAME                     DATE      AMENDED (#)(1)      AMENDMENT ($)     OR AMENDMENT ($)        ($)            AMENDMENT
----                   --------   -----------------   ----------------   -----------------   ------------   ------------------
S. F. Herbert........  05/03/00         4,659              $4.63              $14.56            $4.63        5 years, 8 months
S. F. Herbert........  05/03/00        22,272               4.63               13.20             4.63        6 years, 8 months
S. F. Herbert........  05/03/00         8,215               4.63               16.44             4.63       7 years, 11 months

---------------

(1) The option to purchase 4,659 shares replaced an existing option to purchase 7,865 shares; the option to purchase 22,272 shares replaced an existing option to purchase 36,750 shares and the option to purchase 8,215 shares replaced an existing option to purchase 15,000 shares.

DEFINED BENEFIT PLANS

     The Company sponsors a qualified Pension Plan for all employees, as well as a Pension Restoration Plan ("Restoration Plan") and a Senior Executive Retirement Plan ("SERP") for certain eligible employees, including officers. The Restoration Plan and the SERP are unfunded plans that provide for benefit payments in addition to those payable under the qualified Pension Plan. The Restoration Plan was designed to maintain uniform application of the Pension Plan benefit formula and provide, among other benefits, payment of Pension Plan formula pension benefits, if any, which exceed those payable under the maximum benefit limitations of the Internal Revenue Code of 1986, as amended (the "Code"). In May 2000, the Board determined to restructure the retirement benefits payable to its eligible employees so as to increase the portability of retirement benefits and to concentrate the accrual of retirement benefits in the Company's Retirement Savings Plan (the "Savings Plan"). In connection therewith, the Board approved the freezing of benefit accruals under the Pension Plan and the Restoration Plan effective as of May 31, 2000. As of such date, Messrs. Herbert and Johnson had accrued annual benefits under the Pension Plan of $10,766 and $24,070, respectively, and under the Restoration Plan of $4,457 and $46,905, respectively, based on a single life annuity payable upon retirement at age 65. Messrs. Freeman, Lewis and Ross do not participate in the Pension Plan or the Restoration Plan.

     The SERP provides for normal retirement upon the participant's attainment of age 62. The SERP's normal retirement benefit upon a participant's attainment of age 62 is 60% of the participant's final average pay (average base pay plus cash bonuses of up to $100,000 per year for up to any five calendar years out of the last ten calendar years) less the sum of benefits payable under the Pension Plan, the Restoration Plan, Social Security and the profit sharing portion of the Savings Plan. Accrued annual benefits payable for life commencing at age 62 under the SERP as of December 31, 2000, for Messrs. Freeman, Herbert and Johnson on a 50% joint and survivor annuity basis were $279,560, $149,884 and $248,303, respectively, before deductions for amounts payable under the Pension Plan, the Restoration Plan, Social Security and the profit sharing portion of the Savings Plan, based upon average compensation and service determined as of December 31, 2000. Mr. Lewis and Mr. Ross do not participate in the SERP.

EMPLOYMENT CONTRACTS

     Mr. Freeman entered into an employment agreement with the Company effective January 10, 2000. The employment agreement provides for Mr. Freeman's employment until December 31, 2001, with an annual salary of $500,000. Mr. Freeman also is eligible to receive an annual bonus of up to $300,000 based on achievement of specified goals. Pursuant to the employment agreement, the Company sold Mr. Freeman 100,000 shares of Common Stock at a purchase price of $4.50 per share and awarded him 100,000 shares of Common Stock pursuant to the Omnibus Plan in consideration of his payment of $1,000. With respect to all of such shares of Common Stock, Mr. Freeman agreed not to sell, transfer, pledge or otherwise encumber such shares prior to January 1, 2002 unless there is a Change of Control (as defined in the agreement) of the Company or his employment is terminated as a result of his death or disability or by the Company without Cause (as defined in the agreement). With respect to the shares awarded under the Omnibus Plan, if Mr. Freeman's employment ceases prior to December 31, 2001, for any reason other than as a result of his death or disability or a Change of Control, Mr. Freeman will sell, and the Company will purchase, such shares for a purchase price equal to the federal and state income taxes paid by Mr. Freeman as a result of the award of such shares plus any taxes payable by Mr. Freeman and any reasonable costs and expenses of Mr. Freeman arising from the Company's purchase of such shares. Pursuant to his employment agreement, Mr. Freeman also was awarded an option to acquire 100,000 shares of Common Stock under the Omnibus Plan.

     Mr. Lewis entered into an employment agreement with the Company effective April 3, 2000. The employment agreement provides for Mr. Lewis' employment until April 2, 2002 with an annual salary of $225,000. Mr. Lewis also is eligible to receive an annual bonus. Mr. Ross entered into an employment agreement with the Company effective November 1, 2000. The employment agreement provides for Mr. Ross' employment until October 31, 2002 with an annual salary of $225,000. Mr. Ross also is eligible to receive an annual bonus. Under the agreement, his bonus opportunity for 2000 was $300,000, of which $150,000 was guaranteed and $150,000 was to be determined by the Company based on achievement of specified goals. Mr. Ross' employment agreement also provided for a signing bonus of $156,250.

CHANGE OF CONTROL ARRANGEMENTS

     The Omnibus Plan and the SERP contain change of control provisions. Messrs. Freeman, Herbert, Lewis and Ross hold unvested options granted under the Omnibus Plan. Mr. Freeman and Mr. Herbert participate in the SERP. In the event of a Change of Control of the type set forth in clause (a), (b) or (d) of the definition of Change of Control set forth below and immediately prior to a Change of Control of the type set forth in clause (c) of such definition, each outstanding option under the Omnibus Plan will become exercisable immediately.

     Upon a Change of Control, a SERP participant will become partially or fully vested and will continue to vest in his benefits under the SERP based on his credited years of service. Based on credited years of service as of December 31, 2000, Mr. Freeman and Mr. Herbert would become 30% and 80% vested, respectively.

     During 2000, Messrs. Freeman, Herbert, Lewis and Ross each entered into a Change of Control Agreement with the Company (the "Change of Control Agreements"). Each Change of Control Agreement provides that if (i) the executive voluntarily terminates his employment within two years following a Change of Control as a result of the Company (a) reducing his annual base salary, (b) requiring him to relocate to an area more than 100 miles from the location at which he was based prior to the Change of Control, (c) failing to pay him any portion of his current compensation within seven days of the date it is due, (d) failing to continue any material benefit plan in which he participates, (e) purportedly terminating his employment otherwise than as permitted by the agreement or (f) failing to require its successor to assume and expressly agree to perform the agreement or (ii) the Company terminates his employment without Cause (as defined in the Change of Control Agreements) within two years following a Change of Control or (iii) he dies or becomes disabled, the Company will pay the executive the amount set forth below:

     1. In the case of Mr. Freeman, the sum of (i) his annual base salary through the date of termination, (ii) two times his annual base salary and (iii) any compensation previously deferred by him and any unused vacation pay to the extent not theretofore paid.

     2. In the case of Messrs. Herbert, Lewis and Ross, the sum of (i) the executive's annual base salary through the date of termination, (ii) the product of (a) the executive's annual bonus paid or payable for the most recently completed fiscal year, if any, and (b) a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365,
        (iii) any compensation previously deferred by the executive and any unused vacation pay to the extent not theretofore paid and (iv) an amount equal to the sum of (a) the executive's annual base salary and
        (b) the lesser of the executive's most recent annual bonus or $100,000.

     3. In all cases, the costs of medical, dental and vision insurance coverage comparable to that in place prior to the Change of Control for the executive and his current spouse and dependents until the earlier of the first anniversary of the date of termination or the executive's death. The executive is required to continue to pay the employee's portion of the related premiums.

If the executive voluntarily terminates his employment with the Company within two years following a Change of Control for any reason other than as stated above, the executive will be entitled to receive only his annual base salary through the date of termination and the amount of any compensation previously deferred by the executive.

     Mr. Freeman's and Mr. Herbert's Change of Control Agreements will terminate on December 31, 2001 if a Change of Control has not occurred by such date; Mr. Lewis' Change of Control Agreement will terminate on April 3, 2002 if a Change of Control has not occurred by such date; and Mr. Ross' Change of Control Agreement will terminate on October 31, 2002 if a Change of Control has not occurred by such date.

     The definition of a Change of Control in Mr. Freeman's employment agreement, the Omnibus Plan, the SERP, the Change of Control Agreements and the Outside Directors' Plan are generally the same and include

(a) the acquisition by any individual, entity or group of 20% or more of either the Common Stock or the combined voting power of the Company, (b) a change in the membership of the Board in which the current members or their approved successors no longer constitute a majority, (c) a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the Company's assets or the acquisition of assets of another corporation (a "Business Combination") unless (i) the shareholders prior to the transaction own at least 50% of the common stock or combined voting power of the surviving corporation following the transaction, (ii) no person owns 20% or more of the common stock or combined voting power of the surviving corporation following the transaction who did not own such amount prior to the transaction and (iii) at least a majority of the board of directors of the surviving entity after the transaction were members of the Board at the time the Board approved the transaction and (d) approval by the shareholders of a complete liquidation or dissolution of the Company.

COMPENSATION OF DIRECTORS

     Directors who are also salaried employees of the Company do not receive any additional compensation for service as directors. Other directors receive such compensation as is set from time to time by the Board of Directors. Directors' fees currently are set at $25,000 a year, plus $1,000 per board meeting or committee meeting attended, other than Executive Committee meetings for which no attendance fees are paid. Committee chairmen receive an additional annual retainer of $3,000. Mr. Guttery and Mr. Cable receive an additional annual retainer fee of $10,000 for serving as members of the Executive Committee which was established in May 2000 to act on behalf of the Board of Directors in between meetings thereof. Directors' and meeting fees paid in 2000 totaled $190,000. Directors also are reimbursed for all reasonable out of pocket expenses related to attendance at meetings.

     In February 2000, the Board of Directors determined that Messrs. Guttery and Cable should be paid additional compensation for their service on the Management Succession Committee and awarded them options to purchase 19,230 and 11,538 shares of Common Stock, respectively, at a purchase price of $4.0625 per share. The options were exercisable in full when granted and will terminate on February 2, 2010, unless earlier terminated under the option agreement.

     In June 2000, the Board of Directors approved an outside directors life insurance program, an outside director deferred compensation plan and a director matching gift program. The outside director life insurance program and the deferred compensation plans are available only to directors who are not employees of the Company. The amount of coverage for a director participating in the outside director life insurance program generally will be $350,000 of single life coverage on the director's life. A director will vest in the coverage on a pro-rata basis between the inception of the program and the year in which age plus years of board service equals 65. Under the outside director life insurance program, the Company will pay (i) an equal amount of premiums each year based on the number of vesting years for a director and (ii) a tax gross-up bonus each year to offset the income tax cost resulting from participation in the program, so there will be no cost to a participating director. During 2000, two directors became participants in the outside director life insurance program. The total amount paid for premium and tax gross-up for 2000 for those directors was $95,222.

     Under the outside director deferred compensation plan, a director who is not an employee of the Company can elect to defer all or a portion of the cash compensation payable to him or her, including the cash retainer, meeting fees and tax gross-up bonus payable under the outside director life insurance program. A director will elect the time of payment for deferred amounts when the deferral election is made. Payment will be made at the earlier of the specific year elected by the director or when the director terminates board service and may be made as a lump sum or in up to 10 installments. A participating director can elect to invest any deferred amounts in an equity index account or a fixed income account or a combination of the two. No directors participated in the deferred compensation plan during 2000.

     The matching gift program is available to all directors of the Company. Under the matching gift program, the maximum match per calendar year is $25,000 and the recipient must be a 501(c)(3) organization. Contributions totaling $77,809 were made during 2000 under the matching gifts program.

     On July 27, 2000 and September 1, 2000, Messrs. Cable, Kelton, Goldman, Guttery and a former director each were awarded, subject to shareholder approval of the Outside Directors' Plan, options to purchase 10,000 shares of Common Stock at a purchase price of $4.00 and $5.19 per share, respectively.

                         COMPENSATION COMMITTEE REPORT

GENERAL

     The Company's executive compensation policy is to provide each executive with a fixed annual salary, an opportunity to receive an annual bonus based on performance and a long-term incentive in the form of options or restricted stock or both.

     Mr. Freeman became the Company's Chief Executive Officer on January 10, 2000. The terms of his employment agreement were recommended by the Management Succession Committee and approved by the Board. Mr. Freeman's base annual salary for the term of his employment agreement was set at $500,000. His employment agreement required him to purchase 100,000 shares of the Common Stock at $4.50 per share, the fair market value on the date of purchase, and awarded him 100,000 shares at the price of $.01 per share and options to purchase 100,000 shares at $4.50 per share, based on the Board's belief that management should have a meaningful investment in the Company. Mr. Freeman's employment agreement provides for him to be eligible for an annual bonus of up to $300,000 based on his achievement of specified objectives. For 2000, the Compensation Committee awarded Mr. Freeman a bonus of $240,000 paid in the form of options to purchase 57,142 shares of Common Stock at $7.813 per share, Fair Market Value (as defined in the Omnibus Plan) of a share of Common Stock on February 1, 2000, the date of the grant. The number of options awarded was determined using the Black-Scholes valuation method The options vested immediately. The amount of the bonus was based on the Compensation Committee's subjective determination of Mr. Freeman's success in achieving his specified goals.

     Mr. Johnson was the Company's Chief Executive Officer from January 1, 2000 to January 10, 2000. His compensation for 2000 was determined by formulas set forth in his employment agreement, which terminated on December 31, 2000. The salaries of the Company's other executive officers for the year 2000 were determined by their employment agreements.

     The terms of the employment agreements of Messrs. Freeman, Lewis and Ross can be found under "Compensation of Officers and Directors --Employment Contracts," above. The terms of Mr. Lewis' and Mr. Ross' employment agreements were approved by Mr. Freeman. Mr. Herbert's employment agreement terminated on December 31, 2000. The amounts of Mr. Lewis', Mr. Herbert's and Mr. Ross' annual bonuses were approved by the Compensation Committee based on Mr. Freeman's recommendations.

REPRICING OF OPTIONS

     The Company from time to time awards options to certain of its key officers and other employees as a portion of such person's compensation. In 1999, the price of the Company's stock began to decline so that by early 2000 many of the outstanding options held by employees were significantly out of the money and consequently provided little or no value as an incentive. The Board of Directors determined that it would be in the Company's best interest to restore the incentive by giving certain employees an opportunity to exchange outstanding options for options to purchase a lesser number of shares at a lower per share price. The vesting schedule for the options did not change. Under the program, employees who accepted the exchange offer received options of equivalent value to those surrendered calculated using the Black-Scholes valuation method and assuming a constant dividend rate of $.11 per share, an expected volatility ratio of 67.24% and a risk free rate of return of 6.29%. Fourteen employees, including Mr. Herbert, an executive officer, surrendered options to acquire 267,190 shares of Common Stock in exchange for options to acquire 155,599 shares of Common Stock. The Company has never repriced any other options.

POLICY WITH RESPECT TO $1,000,000 DEDUCTION LIMIT

     Section 162(m) of the Code generally limits to $1,000,000 the corporate deduction for compensation paid to executive officers named in the proxy statement unless certain requirements are met. For 2000, no executive officer received compensation totaling in excess of $1,000,000 and thus potentially subject to Section 162(m). With respect to future compensation of executive officers, the Board of Directors reserves the right to authorize compensation payments that may not be fully deductible by the Company. The Board of Directors will continue to re-examine this policy on an ongoing basis.

SUBMITTED BY:

Stuart M. Cable       Roger O. Goldman    David W. Johnson, Jr.    Joel A. Smith III
Douglas K. Freeman    Boyd M. Guttery     Robin C. Kelton

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described in the foregoing Compensation Committee Report, at various times during 2000 decisions regarding the compensation of the named executive officers were made by the Board of Directors as a whole, the Compensation Committee, the Management Succession Committee and Mr. Freeman. Two of the Company's directors, Mr. Freeman and Mr. Johnson, served as executive officers of the Company during 2000.

     The Company has from time to time purchased loans on which certain officers and directors of the Company or members of their immediate families were obligated. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

                GENERAL INFORMATION AS TO THE BOARD OF DIRECTORS

     During 2000, the Company's Board of Directors held a total of seven regular and special meetings. Each incumbent director attended at least 75% of such meetings and the meetings of committees on which he served held during the period for which he was a director, except Mr. Goldman and Mr. Kelton. The Board has established an audit committee, a compensation committee and a nominating committee.

     The current members of the Audit Committee are Messrs. Goldman, Guttery and Smith. The Audit Committee held seven meetings during 2000. The Audit Committee is charged with the responsibility of reviewing the Company's internal auditing procedures and accounting controls and considers the selection and independence of the Company's outside auditors and engages in the other activities described in the Audit Committee Report appearing below.

     The current members of the Compensation Committee are Mr. Cable and Mr. Kelton. The Compensation Committee held two meetings during 2000. The Compensation Committee is responsible for certain matters relating to executive compensation.

     Mr. Smith is the only member of the Nominating Committee. The Nominating Committee did not hold any meetings during 2000, as it was not established until 2001. The Nominating Committee recommends to the Board of Directors nominees for election to the Board of Directors. The Nominating Committee will consider recommendations for nominees for director submitted by shareholders of the Company. Any such recommendation, including the name and qualifications of a nominee, must be submitted in writing to the Nominating Committee in care of the Secretary of the Company at 7909 Parklane Road, Columbia, SC 29223.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee is independent within the meaning of Rule 4200 of the National Association of Securities Dealers' listing standards. The Audit Committee Charter, adopted by the Board of Directors, is attached to this Proxy Statement as Appendix A. Management has the primary responsibility for the Company's financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee has reviewed and discussed with management the audited financial statements in the Company's Annual Report, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and letter received by the committee as required by the Independence Standards Board and considered the compatibility of nonaudit services provided by the auditors with the auditors' independence.

     The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Board approve the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

SUBMITTED BY:

Roger O. Goldman          Boyd M. Guttery          Joel A. Smith, III

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board of Directors into three classes, the members of one class to be elected each year for a three year term. The number of directors has been set at seven. The terms of the Class I directors will expire at the Annual Meeting. In addition, following the resignation of one director and the appointment of two new directors by the Board of Directors, Mr. Goldman and Mr. Smith, the Company has determined to restructure the Board classes. Mr. Johnson and Mr. Goldman are nominated as Class III directors, to serve for two year terms. Mr. Smith and Mr. Kelton are nominated as Class I directors to serve for three year terms. All of the nominees for election as directors are currently serving as directors of the Company.

     Should any nominee for the office of director become unable to serve, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed therein, to vote for the election in his stead of such other person as the Board of Directors may recommend.

     Vacancies on the Board of Directors may be filled by the remaining directors at any regular or special meeting thereof. Individuals selected to fill such vacancies shall serve for the remainder of the term for which they are appointed.

                                    NOMINEES

     The following information is furnished with respect to the Board of Directors' nominees for election as directors. The Board of Directors recommends a vote "FOR" all the nominees.

CLASS I -- TERMS TO EXPIRE AT THE 2004 ANNUAL MEETING.

                                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
                                                                   DURING THE LAST FIVE YEARS,
NAME, PRESENT POSITION(S) AND TERM WITH THE COMPANY  AGE        DIRECTORSHIPS OF PUBLIC COMPANIES
---------------------------------------------------  ---   -------------------------------------------
Robin C. Kelton................................      66    Since 1995, Executive Chairman of Kelton
Director of the Company since December 1997                International Ltd., investment bankers. Mr.
                                                           Kelton is also a director of NetBank
                                                           Holdings, Inc.
Joel A. Smith, III.............................      55    Dean, The Darla Moore School of Business of
Director of the Company since January 2001                 the University of South Carolina since
                                                           October 2000. From June 1998 until his
                                                           retirement in August 2000, Mr. Smith was
                                                           the President of the East Region of Bank of
                                                           America, N.A. For more than three years
                                                           prior to June 1998, Mr. Smith was President
                                                           of NationsBank of the Carolinas. Mr. Smith
                                                           is also a director of Avanex Corporation.

CLASS III -- TERMS TO EXPIRE AT THE 2003 ANNUAL MEETING.

                                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
                                                                   DURING THE LAST FIVE YEARS,
NAME, PRESENT POSITION(S) AND TERM WITH THE COMPANY  AGE        DIRECTORSHIPS OF PUBLIC COMPANIES
---------------------------------------------------  ---   -------------------------------------------
Roger O. Goldman...............................      56    President of Ignite, Inc., a management
Director of the Company since May 2000                     consulting firm, since 2000; President of
                                                           Global Sourcing Services, L.L.C., from 1996
                                                           until 2000.
David W. Johnson, Jr...........................      52    Retired December 2000; Chief Operating Officer
Director of the Company since October 1992                 of the Company from May 2000 through
                                                           November 2000; President of the Company
                                                           from September 1999 through May 2000; Chief
                                                           Executive Officer of the Company from
                                                           October 1999 until January 2000; Vice
                                                           Chairman and Director of the Company from
                                                           October 1992 to September 1999 and Managing
                                                           Director from July 1993 until September
                                                           1999.

                    MEMBERS OF THE BOARD OF DIRECTORS WHOSE
                  TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

     The following information is furnished with respect to the members of the Board of Directors whose terms will continue after the Annual Meeting.

CLASS II -- TERMS EXPIRING AT THE 2002 ANNUAL MEETING.

                                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
                                                                   DURING THE LAST FIVE YEARS,
NAME, PRESENT POSITION(S) AND TERM WITH THE COMPANY  AGE        DIRECTORSHIPS OF PUBLIC COMPANIES
---------------------------------------------------  ---   -------------------------------------------
Stuart M. Cable................................      45    Attorney, Goodwin Procter LLP.
Director of the Company since October 1992
Boyd M. Guttery................................      73    Business consultant since September 1996; from
Director of the Company since June 1993                    February 1995 to August 1996, Chairman of
                                                           the Board of Telecom Services Group, Inc.

CLASS III -- TERMS EXPIRING AT THE 2003 ANNUAL MEETING.

                                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
                                                                   DURING THE LAST FIVE YEARS,
NAME, PRESENT POSITION(S) AND TERM WITH THE COMPANY  AGE        DIRECTORSHIPS OF PUBLIC COMPANIES
---------------------------------------------------  ---   -------------------------------------------
Douglas K. Freeman.............................      50    Chief Executive Officer of the Company since
Chief Executive Officer since January 2000 and             January 2000. From April 1999 to January 2000,
Chairman of the Board since November 2000                  President of Bank of America Consumer
                                                           Finance Group, a division of Bank of
                                                           America, managing the bank's consumer
                                                           lending and finance business; from March
                                                           1998 until April 1999, President of the
                                                           Consumer Finance Group of NationsBank,
                                                           N.A.; from March 1996 until March 1998,
                                                           Chief Consumer Credit Executive of Barnett
                                                           Bank, Inc.

              PROPOSAL NO. 2: APPROVAL OF THE RESOURCE BANCSHARES
           MORTGAGE GROUP, INC. OUTSIDE DIRECTORS' STOCK OPTION PLAN

GENERAL

     The shareholders approved the Resource Bancshares Mortgage Group, Inc. Formula Stock Option Plan (the "Formula Plan") at the annual meeting held on April 25, 1996. Since that time, the Company has maintained the Formula Plan for the benefit of its directors who are not full-time employees or executive officers of the Company or its subsidiaries ("Outside Directors"). During 2000, the Board of Directors determined to replace the Formula Plan with the Outside Directors' Plan. The Outside Directors' Plan has been approved by the Company's Board of Directors and, subject to ratification by the Company's shareholders at the Annual Meeting, the Outside Directors' Plan will become effective as of July 27, 2000. In connection with the adoption of the Outside Directors' Plan, the committee that administers the Formula Plan approved the Third Amendment to the Formula Plan to provide that, effective July 27, 2000, (i) the maximum number of shares that may be issued under the Formula Plan shall not exceed in the aggregate 284,850 (as such number may be adjusted after July 27, 2000), which number represents the number of shares covered by all options that were outstanding under the Formula Plan as of July 27, 2000, and (ii) no additional options may be awarded under the Formula Plan.

     The Outside Directors' Plan is intended to secure for the Company and its shareholders the benefits of the incentive inherent in Common Stock ownership by the Company's Outside Directors, and to afford such persons an opportunity to obtain and thereafter increase a proprietary interest in the Company on a favorable basis and thereby share in its success. Currently, six of the Company's seven directors are eligible to receive awards under the Outside Directors' Plan.

     The maximum number of shares of Common Stock which may be issued pursuant to the Outside Directors' Plan is 400,000 plus such additional shares as may be issued pursuant to the antidilutive adjustment provisions of the Outside Directors' Plan. If any option awarded under the Outside Directors' Plan terminates or expires or is surrendered without having been exercised in full, then the underlying shares of Common Stock not acquired will be available again for issuance under the Outside Directors' Plan.

     Under the terms of the Outside Directors' Plan, on July 27, 2000, each Outside Director was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $4.00 per share. On September 1 of each year during the term of the Outside Directors' Plan, the committee that administers the Plan (the "Committee"), upon recommendation of the Company's Chief Executive Officer, will award options to Outside Directors to purchase shares of Common Stock at an exercise price equal to the Fair Market Value (as defined in the Outside Directors' Plan) per share of Common Stock on the September 1 that is the award date. The number of shares of Common Stock that are subject to an option to an Outside Director may not exceed the number of shares recommended to the Committee for such Outside Director by the Company's Chief Executive Officer. Fair Market Value as of a particular date is defined in the Outside Directors' Plan as the closing sales price of a share of Common Stock for the most recently preceding day for which a closing price is available from the principal trading market for the Common Stock. On September 1, 2000, each Outside Director was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $5.19 per share. The options awarded in 2000 are subject to shareholder approval of the Outside Directors' Plan.

     Under the plan, an Outside Director may notify the Company's Chief Executive Officer if the Outside Director wishes to receive an option in lieu of cash in payment of his annual retainer fee or fee for serving as chairman of or as a member of a Board committee (but not in lieu of any other compensation, including fees for attending meetings). Such notification must be in writing and received by the Company's Chief Executive Officer during the month of March. The notification must relate to all retainers payable during the 12 month period beginning on the April 1 next following receipt of the notification and ending the following March 31 and is irrevocable during such period. The Company's Chief Executive Officer will provide copies of all notifications to the Committee, which will determine whether to award options in lieu of retainers to those who have requested them. The number of shares of Common Stock that are subject to an option to be awarded to an Outside Director in lieu of his or her retainer will be determined by the Committee such that the value of the option will be substantially equal to the amount of the retainer that would otherwise be payable. In making such determination, the Committee will use a generally accepted independent option valuation method. The exercise price of the option will be equal to the Fair Market Value per share of Common Stock on the date that the retainer would otherwise be payable in cash. The options so awarded will be subject to any policy adopted by the Board relating to attendance at Board meetings.

     Each award of options under the Outside Directors' Plan will be evidenced by an option agreement which will state the option period and the other terms and conditions of the options. The option period (i.e., the period during which the options may be exercised) is the period commencing on the date of the option agreement and ending 10 years from that date. Except with respect to options granted in lieu of cash retainers which may be exercisable either immediately or in accordance with the following schedule, as elected by the directors, the options will be exercisable, in whole or in part, at any time and from time to time during the option period, but not thereafter, subject to the following restrictions:

IF THE PERIOD FROM THE DATE OF THE               THE MAXIMUM PERCENTAGE OF THE OPTION SHARES THAT
AWARD UNTIL THE EXERCISE DATE IS                 MAY BE PURCHASED THROUGH SUCH EXERCISE DATE IS
----------------------------------               ------------------------------------------------
less than 1 year...............................                         20%
at least 1 year, but less than 2 years.........                         40%
at least 2 years, but less than 3 years........                         60%
at least 3 years, but less than 4 years........                         80%
at least 4 years...............................                        100%

provided, however, that, (i) in the event of a Change of Control of the type set forth in paragraph(a), (b) or (d) of the definition of Change of Control and
(ii) immediately prior to the occurrence of a Change of Control of the type set forth in paragraph (c) of the definition of Change of Control, each option outstanding under the Plan will become exercisable in whole or in part without regard to the foregoing schedule. In addition, each option agreement provides for acceleration of exercisability in the event of death or permanent and total disability.

     Upon exercise of an option, the exercise price will be payable either in cash or in shares of Common Stock owned by the optionee or some combination of both. Any Common Stock exchanged as part or all of the exercise price will be valued at its Fair Market Value as of the exercise date. All proceeds received by the Company from the sale of Common Stock upon the exercise of options awarded pursuant to the Outside Directors' Plan will be used for general corporate purposes.

     Subject to any action required by the shareholders, the maximum number of shares of Common Stock that may be issued under the Outside Directors' Plan, the number of shares of Common Stock covered by each outstanding option and the per share exercise price applicable to each outstanding option will, in each case, be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

     Subject to any action required by the shareholders, in the event of a Business Combination that does not result in a Change of Control, then each outstanding option will pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock underlying the option would have been entitled to receive in the Business Combination. In the event of a Business Combination that results in a Change of Control or the complete liquidation or dissolution of the Company, each outstanding option will terminate; however, in such event, each optionee will have the right immediately prior to such Change of Control, liquidation or dissolution to exercise his or her option in whole or in part without regard to any installment provision that might be contained in the applicable option agreement.

     The Committee will be composed solely of two or more "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Each option agreement will provide that, if the optionee ceases to be a director incidental to conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such optionee or other conduct detrimental to the Company, then his or her option will terminate immediately and thereafter be of no force or effect. If the optionee ceases to be a director for any other reason, then the optionee may at any time within three months after he or she ceases to be a director exercise his or her option, but only to the extent the option was exercisable by him or her on the date he or she ceased to be a director (the unexercisable portion of the option will terminate and thereafter be of no force or effect); provided, however, that if an optionee so requests, his or her option agreements will provide that if he or she so ceases to be a director prior to the shareholders approving the Outside Directors' Plan, the three months will not begin to run until the first to occur of (i) such approval of the shareholders or (ii) June 1, 2001.

     No option awarded pursuant to the Outside Directors' Plan may be assigned or transferred except by will or the laws of descent or distribution or pursuant to a formal court order in connection with the divorce of the optionee. Each option agreement will provide that, if the optionee dies or becomes permanently and totally disabled prior to the exercise in full of his or her option, then such option may be exercised not later than the expiration of 12 months following the date of such person's death or becoming disabled (but only to the extent that such option was exercisable on the date of such person's death or becoming disabled).

     The Committee may from time to time amend, suspend or discontinue the Outside Directors' Plan or revise it in any respect whatsoever for the purpose of maintaining or improving its effectiveness as an incentive device, for the purpose of conforming it to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law, but no such action by the Committee may adversely affect any option theretofore awarded without the consent of the holder so affected. Any amendment to the Outside Directors' Plan that would materially increase the benefits accruing to participants thereunder, materially increase the number of shares of Common Stock that may be issued upon exercise of options granted thereunder or materially modify the Outside Directors' Plan's requirements as to eligibility for participation must be approved by the shareholders of the Company. The Outside Directors' Plan will terminate on the date when all shares of the Common Stock reserved for issuance thereunder have been acquired upon exercise of options granted thereunder or on such earlier date as the Board of Directors may determine.

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee will be indemnified by the Company against the reasonable expenses, including legal fees, actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Outside Directors' Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his or her duties, provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

OUTSIDE DIRECTORS' PLAN BENEFITS

     On July 27, 2000, each of the Company's Outside Directors as of such date was awarded an option to purchase 10,000 shares of Common Stock at an exercise price of $4.00 per share, and on September 1, 2000, each of the Company's Outside Directors as of such date was awarded an option to purchase 10,000 shares of Common Stock at an exercise price of $5.19 per share. On March 26, 2001, the closing price of the Common Stock on the NASDAQ was $7.4375. The following table sets forth the number of shares of Common Stock evidencing the options awarded under the Outside Directors' Plan to the Outside Directors during 2000, and the dollar value such options would have had if such options had been exercisable as of December 31, 2000.

                                                                OUTSIDE DIRECTORS' PLAN
                                                             ------------------------------
                                                             DOLLAR VALUE   NUMBER OF UNITS
                                                             ------------   ---------------
D. K. Freeman..............................................     -0-             -0-
S. F. Herbert..............................................     -0-             -0-
H. Lewis, Jr...............................................     -0-             -0-
W. M. Ross.................................................     -0-             -0-
D. W. Johnson, Jr..........................................     -0-             -0-
Executive Group............................................     -0-             -0-
Non-Executive Director Group...............................    $246,750         100,000
Non-Executive Officer Employee Group.......................     -0-             -0-

FEDERAL INCOME TAX CONSEQUENCES

     The options granted under the Outside Directors' Plan will be non-qualified stock options. An Outside Director will not recognize taxable income at the time of an award of an option under the Outside Directors' Plan, unless the option has a readily ascertainable fair market value. Upon exercise of an option, an Outside Director will generally recognize ordinary income, and the Company will receive a deduction in an amount equal to the difference between the fair market value of the shares of Common Stock acquired pursuant to such exercise on the exercise date and the exercise price. However, if an Outside Director tenders shares upon the exercise of an option, the Outside Director will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal only to the fair market value of the number of shares received by the Outside Director upon exercise which is in excess of the fair market value of the number of tendered shares, less any cash paid by the Outside Director.

     Upon a subsequent disposition of the shares, an Outside Director will generally recognize capital gain or loss equal to the difference between the amount received upon the sale or exchange of the shares and the Outside Director's basis in the shares. For purposes of determining the amount of such gain or loss, the Outside Director's tax basis will generally be the fair market value of such shares on the exercise date (i.e., the sum of the ordinary income recognized by the Outside Director upon exercise of the option plus the exercise price paid by the Outside Director).

     However, if an Outside Director tenders shares upon the exercise of an option, the Outside Director's tax basis will be allocated among two groups of shares. First, with respect to a number of shares equal to the number of the shares surrendered on the exercise of the option, the Outside Director's basis will be the Outside Director's basis in such surrendered shares (i.e., transferred basis). Second, the Outside Director's basis in the remaining shares received upon the exercise of the option will be the sum of the ordinary income recognized by the Outside Director upon the exercise of the option plus any cash paid by the Outside Director to exercise the option.

     Depending on the holding period of the shares, any capital gain or capital loss recognized on the sale or exchange of the shares will be either short-term or long-term.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                    APPROVAL OF THE OUTSIDE DIRECTORS' PLAN.

                 PROPOSAL NO: 3: APPROVAL OF AMENDMENT 1 TO THE
         AMENDED AND RESTATED RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                            OMNIBUS STOCK AWARD PLAN

GENERAL

     The Omnibus Plan was approved by the shareholders at the annual meeting held on December 31, 1997. The Board of Directors has amended the plan, subject to shareholder approval at the Annual Meeting, to increase by 500,000 the number of shares of Common Stock that may be issued pursuant to the Omnibus Plan. If the Omnibus Amendment is approved by the shareholders at the Annual Meeting, it will become effective immediately. If the Omnibus Amendment is not so approved, the plan, as currently in effect, will remain in place.

     The Omnibus Plan is intended to secure for the Company and the shareholders the benefits of the incentive inherent in Common Stock ownership by the Company's employees and to afford such persons an opportunity to obtain a proprietary interest in the Company on a favorable basis and thereby share in its success. The maximum number of shares of Common Stock that may be issued under the plan as currently in effect is 1,510,635, of which approximately 287,615 remained available as of March 31, 2001. If any option awarded under the plan terminates or expires or is surrendered without having been exercised in full, then the underlying shares of Common Stock not acquired will be available again for issuance under the plan. Upon the forfeiture (in whole or in part) of any restricted stock awarded under the plan the shares of Common Stock forfeited will be available again for issuance under the plan.

     Only employees of the Company and its subsidiaries are eligible to receive awards under the Omnibus Plan. The plan defines an employee as any person engaged or proposed to be engaged as an officer or employee of the Company or any subsidiary of the Company. As of March 15, 2001, the Company and its subsidiaries had approximately 918 employees.

     The Omnibus Plan requires administration by a committee (the "Omnibus Plan Committee") consisting of not less than two persons each of whom must be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" as defined in Section 1.162-27(e)(3) of the Treasury Regulations promulgated under the Code. Under the terms of the Omnibus Plan, the Omnibus Plan Committee will from time to time designate employees to receive options, stock appreciation rights ("SARS"), restricted stock and unrestricted stock and determine the number of options, SARS and shares of restricted stock and unrestricted stock to be awarded to each such employee, or the formula or other basis on which such benefits will be awarded to employees. In making any such award, the Omnibus Plan Committee may take into account the nature of services rendered by an employee, commissions or other compensation earned by the employee, the capacity of the employee to contribute to the success of the Company and other factors that the Omnibus Plan Committee may consider relevant.

     The Omnibus Plan Committee may give employees a choice between two benefits or combinations of benefits, award benefits in the alternative so that acceptance of or exercise of one benefit cancels the right of an employee to another and award benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Omnibus Plan that the Omnibus Plan Committee in its sole discretion may consider appropriate. Each award of benefits under the Omnibus Plan will be evidenced by an agreement that will state the terms of the award. Such terms will include, without limitation, as applicable, the number of shares, the option price, the medium and time of payment, the term of each award and any vesting requirements and may include conditions (in addition to those contained in the plan) on the exercisability of all or any part of an option or SAR or on the transferability or forfeitability of restricted stock. Notwithstanding any such conditions, the Omnibus Plan Committee may, in its discretion, accelerate the time at which any option or SAR may be exercised or the time at which restricted stock may become transferable or nonforfeitable. In addition, the Omnibus Plan Committee will have complete discretionary authority to prescribe the form of agreement to be entered into with respect to each award, to adopt, amend and rescind rules and regulations pertaining to the administration of the plan; and to make all other determinations necessary or advisable for the administration of the plan.

     An option granted under the Omnibus Plan will be designated either an incentive stock option ("ISO") or a nonqualified stock option ("NQSO") at the time of grant. Each option agreement will state the number of shares to which it pertains and the option exercise price, which, in the case of an option intended to be an ISO, will not be less than 100% of the Fair Market Value (as hereinafter defined) of the shares of Common Stock subject to the option on the date of granting the option. In the case of an ISO granted to a person owning more than 10% of the voting power of the Company's outstanding stock (a "10% Stockholder"), the price at which each share of Common Stock covered by the option may be purchased will not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the option. The price at which each share of Common Stock covered by an NQSO granted under the Omnibus Plan may be purchased will be the price determined by the Omnibus Plan Committee, in its sole discretion, to be suitable to attain the purposes of the Omnibus Plan. The aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year may not exceed the limitation set forth in Section 422(d) of the Code. Under the plan, the Omnibus Plan Committee may require an optionee to notify the Company promptly if there is a disqualifying disposition, as defined in Code Section 422, of any shares received through the exercise of an ISO and may require the transfer agent for the Common Stock to insert a legend on any certificate evidencing shares of Common Stock issued pursuant to an ISO requiring the transfer agent to report to the Company any transfer of such shares within one year of exercise or two years of grant. Fair Market Value as of a particular date is defined in the plan to be the closing sales price of a share of Common Stock for the day immediately preceding such day or, if the principal market for trading the Common Stock is not open or if no closing sales price of a share of Common Stock is available on that day, the closing sales price of a share of Common Stock for the day most recently preceding that day for which a closing sales price is available. The market value of an option granted under the plan on any day will be the market value of the underlying stock, determined as aforesaid, less the exercise price of the option.

     Under the plan, the option exercise price may be paid in cash, in shares of Common Stock owned by the optionee for a period of at least six months (but not with restricted stock prior to the expiration of the restriction period) or in a combination of cash and such Common Stock. If all or any portion of the option exercise price is paid in shares of Common Stock owned by the optionee, then that stock will be valued at Fair Market Value as of the date the option is exercised. The plan provides that an option will be deemed to be exercised on the date that the Company receives full payment of the exercise price for the number of shares for which the option is being exercised. For the purpose of assisting an optionee to exercise an option, the Company, may, in the discretion of the Omnibus Plan Committee, make loans to the optionee or guarantee loans made by third parties to the optionee, in either case on such terms and conditions as the Omnibus Plan Committee may authorize. The plan requires all such loans to be recourse.

     Under the plan, every option agreement will provide that, unless earlier terminated, options granted pursuant to the Omnibus Plan will be exercisable at any time on or after the date of exercise set forth in the option agreement and before the date that is ten years after the date of grant, or in the case of an ISO granted to a 10% Stockholder, before the date that is five years after the date of grant. However, in the event of a Change of Control of the type set forth in paragraph (a), (b) or (d) of the definition of Change of Control and immediately prior to a Change of Control of the type set forth in paragraph (c) of such definition, each outstanding option shall become immediately exercisable in whole or in part regardless of any vesting schedule set forth in the related option agreement. Notwithstanding the term of any option set forth in the related option agreement, an option will terminate and may not be exercised if the employee to whom it is granted ceases to be employed by the Company, except that the option agreement may, in the discretion of the Omnibus Plan Committee, provide: (1) that, if such employee's employment terminates for any reason other than conduct that in the judgment of the Omnibus Plan Committee involves dishonesty or action by the employee that is detrimental to the best interest of the Company, then the employee may at any time within three months after termination of his or her employment exercise his or her option but only to the extent the option was exercisable by him or her on the date of termination of employment; (2) that, if such employee's employment terminates on account of total and permanent disability, then the employee may at any time within one year after termination of his or her employment exercise his or her option but only to the extent that the option was exercisable on the date of termination of employment; and (3) that, if such employee dies while in the employ of the Company, or within the three month or one year period following termination of his or her employment as described in clause (1) or (2) above, then his or her option may be exercised at any time within one year following his or her death by the person or persons to whom his or her rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that such option was exercisable by him or her on the date of termination of employment; notwithstanding the foregoing, no option may be exercised by anyone after the expiration of its term. The last sentence will apply to any outstanding options which are ISOs to the extent permitted by Code Section 422(d), and any outstanding ISOs in excess thereof will, immediately upon the occurrence of the event described in such sentence, be treated for all purposes of the plan as NQSOs and will be immediately exercisable as such as provided in such sentence. Each option agreement may provide for acceleration of exercisability in the event of retirement, death or disability. Any cessation of employment, for purposes of ISOs only, shall include any leave of absence in excess of 90 days unless the optionee's reemployment rights are guaranteed by law or by contract. During the lifetime of the optionee, an option may be exercisable only by him or her and may not be assigned or transferred. An option may be transferred (unless the Omnibus Plan Committee otherwise prescribes) by will or the laws of descent and distribution.

     Subject to the terms and conditions and within the limitations of the plan, the Omnibus Plan Committee may modify, extend or renew outstanding options granted under the Omnibus Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). No modification of an option may, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the plan.

     If upon the exercise of an option granted under the plan (an "Original Option") the optionee pays the purchase price for the Original Option in whole or in part in shares of Common Stock owned by the optionee, then the Company must grant to the optionee on the date of such exercise an additional option under the plan (the "Reload Option") to purchase that number of shares of Common Stock equal to the number of shares of Common Stock transferred to the Company in payment of the purchase price upon the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased will be the Fair Market Value per share of the Common Stock on the date of exercise of the Original Option. The Reload Option will not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option in whole or in part in shares of Common Stock, the optionee shall be entitled to receive a further Reload Option. Under the plan, shares of Common Stock covered by a Reload Option will reduce the number of shares available under the Omnibus Plan.

     The Omnibus Plan Committee may from time to time grant SARs to employees who are granted options under the plan. Such SARs may, but need not, be granted in conjunction with an option grant. SARs will entitle the holder, upon exercise thereof in whole or in part, to receive payment in an amount equal in value to the difference between the SAR exercise price per share and the Fair Market Value per share of Common Stock on the date the SAR is exercised, multiplied by the number of shares with respect to which the SAR shall have been exercised. Such payment may be in the form of shares of Common Stock or cash or any combination thereof. The exercise of SARs will result in a termination of the SARs with respect to the number of shares covered by the exercise and, if granted in conjunction with an option, will also result in a termination of the related option with respect to the number of shares covered by the exercise. The number of shares with respect to which SARs are exercised (rather than the number of shares issued by the Company upon such exercise) will be deemed to have been issued under an option granted pursuant to the plan and will not thereafter be available for the granting of further benefits under the plan. Each SAR will be evidenced by a SAR agreement which may be in such form and contain such provisions as the Omnibus Plan Committee may from time to time approve consistent with the plan. No SAR will be exercisable during the first six months after the date of grant, except that (i) each SAR shall become exercisable if there is a Change of Control of the type set forth in paragraph
(a), (b) or (d) of the definition of Change of Control, and (ii) each SAR shall become exercisable immediately prior to a Change of Control of the type set forth in paragraph (c) of the definition of Change of Control. SARs will not be transferable other than by will or by the laws of descent and distribution and will be exercisable during the holder's lifetime only by the holder.

     The Omnibus Plan Committee, in its discretion, may from time to time award restricted stock to any employee eligible to receive benefits under the plan. Each employee who is awarded restricted stock will enter into a restricted stock agreement with the Company in a form specified by the Omnibus Plan Committee agreeing to the terms and conditions of the award and such other matters consistent with the plan as the Omnibus Plan Committee in its sole discretion may determine. Such conditions may include the deferral of a percentage of the employee's annual cash compensation, not including dividends paid on restricted stock, if any, to be applied toward the purchase of restricted stock upon such terms and conditions, including such discounts, as may be set forth in the restricted stock agreement. Restricted stock awarded to employees may not be sold, transferred, pledged or otherwise encumbered during a restriction period commencing on the date of the award and ending at such later date or dates as the Omnibus Plan Committee may designate at the time of the award; however, all restriction periods will end upon a Change of Control of the type set forth in paragraph (a), (b) or (c) of the definition of Change of Control and immediately prior to a Change of Control of the type set forth in paragraph (d) of the definition of Change of Control. The employee will have the entire beneficial ownership of the restricted stock awarded to him or her, including the right to receive dividends and the right to vote such restricted stock.

     If an employee ceases to be employed by the Company prior to the expiration of the restriction period, then he or she will forfeit all of his or her restricted stock with respect to which the restriction period has not yet expired; however, the restricted stock agreements, in the discretion of the Omnibus Plan Committee and pursuant to such terms and conditions as it may impose, may provide: (1) that, if such employee's employment terminates on account of total and permanent disability, then the employee shall not forfeit his or her restricted stock or any related compensation deferral or a portion thereof; and (2) that, if such employee dies while employed by the Company, then his or her restricted stock or any related compensation deferral or a portion thereof will not be forfeited.

     If any change is made in the Common Stock by reason of any Business Combination that does not result in a Change of Control or any recapitalization, stock dividend, split up or combination of shares, then any shares received by an Employee with respect to restricted stock shall be subject to the same restrictions applicable to such restricted stock and the certificates representing such shares shall be deposited with the

Company. Shares of Common Stock shall cease to be restricted stock when, in accordance with the terms of the restricted stock agreement, they become transferable and free of substantial risk of forfeiture.

     The Omnibus Plan Committee, in its discretion, may from time to time award unrestricted stock to any employee eligible to receive benefits under the plan. Each employee who is awarded unrestricted stock will enter into an unrestricted stock agreement with the Company in a form specified by the Omnibus Plan Committee agreeing to the terms and conditions of the award and such other matters consistent with the Omnibus Plan as the Omnibus Plan Committee in its sole discretion shall determine. Such conditions may include, but shall not be limited to, the deferral of a percentage of the employee's annual cash compensation, not including dividends paid on the unrestricted stock, if any, to be applied toward the purchase of unrestricted stock upon such terms and conditions, including such discounts, as may be set forth in the unrestricted stock agreement. Upon the issuance of unrestricted stock to an employee under the Omnibus Plan, the employee will have the entire beneficial ownership and all the rights and privileges of a stockholder with respect to the unrestricted stock awarded to him or her, including the right to receive dividends and the right to vote such unrestricted stock.

     The proceeds received by the Company from the sale of Common Stock upon the exercise of options or in connection with the purchase of restricted stock or unrestricted stock will be used for general corporate purposes.

     Subject to any action required by the shareholders, the maximum number of shares of Common Stock that may be issued under the Omnibus Plan, the number of shares of Common Stock covered by each outstanding option, the number of shares of Common Stock to which each SAR relates and the per-share exercise price under each outstanding option shall be adjusted, in each case, to the extent and in the manner that the Omnibus Plan Committee deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, subdivision or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other change in the corporate structure or shares of the Company.

     Subject to any action required by the shareholders, in the event of a Business Combination that does not result in a Change of Control, each outstanding option and SAR shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the option or to which the SAR relates would have been entitled to receive in the Business Combination. In the event of a Business Combination that results in a Change of Control of the type set forth in paragraph (c) of the definition of Change of Control or in the event of the complete liquidation or dissolution of the Company, then each outstanding option and SAR shall terminate; provided, however, that each holder thereof shall, in such event, have the right immediately prior to such Change of Control or complete liquidation or dissolution, to exercise his or her option or SAR in whole or in part without regard to any installment provision that might be contained in the applicable agreement. The last sentence will apply to any outstanding options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISO's in excess thereof shall, immediately upon the occurrence of such Business Combination, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option.

     In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Omnibus Plan.

     The Omnibus Plan Committee may from time to time amend, suspend or discontinue the Omnibus Plan or revise it in any respect whatsoever for the purpose of maintaining or improving its effectiveness as an incentive device, for the purpose of conforming it to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; however, no such action by the Omnibus Plan Committee may adversely affect any benefit theretofore awarded under the plan without the consent of the holder so affected; and the Omnibus Plan Committee may not materially increase the number of shares of Common Stock that may be issued under the plan or materially modify the plan's requirements as to eligibility for participation without the approval of the shareholders.

     In addition to such other rights of indemnification as they may have as directors or as members of the Omnibus Plan Committee, the members of the Omnibus Plan Committee will be indemnified by the Company against the reasonable expenses, including legal fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Omnibus Plan or any benefit awarded thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Omnibus Plan Committee member is liable for negligence or misconduct in the performance of his or her duties, provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a committee member shall in writing offer the Company the opportunity, at its own expense to handle and defend the same.

OMNIBUS PLAN BENEFITS

     On March 26, 2001, the closing price of the Common Stock on the NASDAQ was $7.4375. The following table sets forth the number of shares of Common Stock underlying the options granted under the Omnibus Plan in 2000 and the dollar value such options would have had if such options had been exercisable as of December 31, 2000.

                                                                      OMNIBUS PLAN
                                                             ------------------------------
                                                             DOLLAR VALUE   NUMBER OF UNITS
                                                             ------------   ---------------
D. K. Freeman..............................................   $  256,250        100,000
S. F. Herbert..............................................       85,493         35,146
H. Lewis, Jr...............................................       60,813         25,000
W. M. Ross.................................................       68,750         50,000
D. W. Johnson, Jr..........................................      -0-            -0-
Executive Group............................................      471,306        210,146
Non-Executive Director Group...............................      -0-            -0-
Non-Executive Officer Employee Group.......................   $1,457,732        618,403

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. Upon the grant of an ISO, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an ISO if the holding period requirements contained in the Code are met, including the requirement that the optionee remain an employee of the Company during the period beginning with the date of the grant of the option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. For the year in which an optionee exercises an ISO, the alternative minimum taxable income of such optionee will be increased by the amount that would have been ordinary income had the option been a NQSO unless the optionee disposes of the shares acquired upon exercise during such year in a taxable disposition in which case the maximum amount that can be included in alternative minimum taxable income is the gain recognized on the disposition of the shares.

     Upon the subsequent disposition of shares acquired upon the exercise of an ISO, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the end of the two-year period beginning on the day after the day the option is granted and after the end of the one-year period beginning on the day after the day the shares are issued to the optionee, any gain or loss realized upon such disposition will be long-term capital gain or loss equal to the difference between the option price of the ISO and amount received for the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will generally be the option price. However, if an optionee tenders shares upon the exercise of an NQSO, the optionee's tax basis will be allocated among two groups of shares. First, with respect to a number of shares equal to the number of the shares surrendered on the exercise of the option, the optionee's basis will be the optionee's basis in such surrendered shares (i.e., transferred basis). Second the optionee's basis in the remaining shares received upon the exercise of the option will be the amount of cash or the value of other property paid by the optionee to exercise the option. The Company will not be entitled to any income tax deduction in respect of the option or its exercise.

     Generally, if the shares are disposed of by the optionee in a taxable disposition within two years after the option is granted or one year after the shares are issued to the optionee, the disposition will be deemed a "disqualifying disposition." In the case of a disqualifying disposition, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income. Further, in a disqualifying disposition, the excess, if any, of the amount realized on the disposition over the fair market value of the shares on the exercise date will be a long-term or short-term capital gain, depending upon the holding period of the shares. If the optionee tenders shares in connection with the exercise of an option within two years after the option is granted with respect to the tendered shares or within one year after the tendered shares are transferred to the optionee, the tender of such shares will be a taxable disposition with the tax consequences described in this paragraph.

     In the case of a disqualifying disposition whereby an optionee exchanges the shares in a taxable disposition for less than the option price (in a transaction not subject to Section 267 of the Code dealing with the disallowance of losses in transactions between related taxpayers), the optionee will be allowed a long-term or short-term capital loss (depending on the holding period of the shares) equal to the difference between the amount realized on the exchange and the option price paid for the shares.

     In the case of a disqualifying disposition, the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deductions," below) equal to the amount of ordinary income realized by the optionee.

     If an optionee has not remained an employee of the Company during the period beginning with the grant of an ISO and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a NQSO with the tax consequences described below.

     Non-Qualified Stock Options. Upon the grant of a NQSO, an optionee will not recognize any income, unless the option has a readily ascertainable fair market value. At the time a NQSO is exercised, the optionee will generally recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. However, if an optionee tenders shares upon the exercise of an option, the optionee will recognize ordinary income in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the fair market value of the number of tendered shares, less any cash paid by the optionee.

     The Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deduction," below) equal to the amount of income includible in the optionee's income upon the exercise of the NQSO.

     Upon a subsequent disposition of the shares, the optionee will recognize capital gain or loss equal to the difference between the amount received upon the sale or exchange of the shares and the optionee's basis in the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will generally be the fair market value of such shares on the exercise date (i.e., the sum of ordinary income recognized by the employee upon the exercise of the NQSO plus the amount paid by the employee to exercise the NQSO).

     However, if an optionee tenders shares upon the exercise of an NQSO, the optionee's tax basis will be allocated among two groups of shares. First, with respect to a number of shares equal to the number of the shares surrendered on the exercise of the option, the optionee's basis will be the optionee's basis in such surrendered shares (i.e., transferred basis). Second the optionee's basis in the remaining shares received upon the exercise of the option will be the sum of the ordinary income recognized by the optionee upon the exercise of the option plus any cash or other property paid by the optionee to exercise the option.

     Depending on the holding period of the shares, any capital gain or capital loss recognized on the sale or exchange of the shares will be either short-term or long-term.

     Stock Appreciation Rights. Upon the grant of a SAR, an employee will not recognize any income. At the time a SAR is exercised, the employee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deduction" below), in an amount equal to the sum of the cash paid by the Company and the fair market value on the exercise date of any shares issued. The optionee's tax basis of any shares received upon the exercise of a SAR will be the fair market value of such shares on the exercise date (i.e., the ordinary income recognized by the employee which is attributable to the shares received).

     Restricted Stock. An employee will not recognize any income upon the grant of an award of restricted stock. Generally, any dividends or dividend equivalents received by the employee with respect to shares of restricted stock prior to the date the employee recognizes income with respect to such an award will be treated by the employee as compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deductions" below), equal to the amount of ordinary income recognized by the employee.

     With respect to restricted stock, the employee will recognize income with respect to the receipt of the restricted stock at the earlier of when the restricted stock becomes transferable or the restricted stock is no longer subject to a substantial risk of forfeiture. Generally, at the time restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (whichever occurs first), an employee will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock received (as of the earlier of the date of transferability or the date of the lapse of the risk of forfeiture) over the amount, if any, paid by the employee.

     However, by making a special election within 30 days of the grant date and notifying the Company, an employee may accelerate the recognition of taxable income to the date restricted stock is granted rather than when the restricted stock becomes transferable or upon the lapse of the substantial risk of forfeiture. If the employee makes this election, the employee will recognize ordinary income, in the year of the grant, in an amount equal to the fair market value of the shares of Common Stock received (as of the grant date) over the amount, if any, paid by the employee at the time of the grant. Making the special election permits the employee to fix the ordinary income tax treatment as of the date of the grant and to pay the tax on any appreciation (occurring after the grant date) at capital gain rates if and when the employee disposes of the restricted stock.

     If an employee forfeits restricted stock prior to the recognition of any income (before it becomes transferable or the lapse of the substantial risk of forfeiture), the employee recognizes an ordinary gain or loss equal to the difference between the amount received for the forfeited Common Stock and the amount the employee paid, if any, for the forfeited Common Stock. If an employee forfeits restricted stock after the recognition of income due to the lapse of the restriction on transferability but before the lapse of the substantial risk of forfeiture, the employee recognizes a gain or loss equal to the difference between the amount received for the forfeited Common Stock and the employee's basis in the forfeited Common Stock (generally the sum of the amount of ordinary income recognized by the employee on the lapse of the restriction on transferability plus the amount, if any, the employee paid for the forfeited Common Stock). Any gain will be a short-term or a long-term capital gain, depending on the holding period of the forfeited Common Stock, and a loss will be an ordinary loss to the extent that the employee had previously recognized ordinary income.

     If the employee made a special election as described above with respect to forfeited restricted stock, the forfeiture is treated as a sale or exchange, and the employee recognizes a short-term (holding period of one year or less) or long-term (holding period of more than one year) capital gain or loss equal to the difference between the amount paid for the forfeited Common Stock and the amount received for such forfeited

Common Stock. In such a case, the loss is a capital loss and the employee's loss is calculated using the amount paid for the forfeited Common Stock rather than the employee's basis in the forfeited property (i.e. in the case of a forfeiture, an employee's basis is not increased by the income recognized upon making the special election).

     Generally, in the year in which the employee recognizes the income, the Company is entitled to a deduction equal to the income recognized by the employee (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deductions" below). The Company and the employee will be subject to the applicable employment and withholding taxes. However, if the employee made a special election described above with respect to forfeited restricted stock, no deduction is allowed with respect to the forfeiture.

     Upon the sale or exchange of Common Stock acquired through the payment of restricted stock, after the lapse of the substantial risk of forfeiture, an employee will recognize a capital gain or loss equal to the difference between the amount received for the sale or exchange of Common Stock and the employee's basis in the Common Stock (generally the sum of the amount of ordinary income recognized by the employee upon the special election, the lapse of the substantial risk of forfeiture or the lapse of the restriction on transferability plus the amount, if any, the employee paid for the Common Stock). Any gain or loss recognized on the disposition of the Common Stock (other than by forfeiture) will be short-term or long-term capital gain or loss, depending on the holding period for the Common Stock. Generally, the holding period for the Common Stock begins when the special election is made or on the earlier of when such property becomes transferable or the lapse of the substantial risk of forfeiture.

     Unrestricted Stock. Upon the receipt of unrestricted stock, an employee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed under the caption "Limits on Deduction" below), in an amount equal to the fair market value on the date the unrestricted stock is issued. The employee's tax basis of any unrestricted stock received will generally be the fair market value of such shares on the receipt date (i.e., the amount of ordinary income recognized by the employee upon the receipt of the unrestricted stock). Upon a subsequent disposition of the unrestricted stock, the employee will recognize long- or short-term capital gain or loss, depending upon the holding period of such shares. The amount of such gain or loss will be determined by the difference between the amount received for the unrestricted stock and the employee's basis in such stock.

     Limits on Deduction. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

     The Company has structured the Omnibus Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of SARs and the disposition by an optionee of shares acquired upon the exercise of ISOs will be performance-based within the meaning of Section 162(m) of the Code. Because the grant of restricted stock, unrestricted stock and NQSOs is not deemed to be performance-based under Section 162(m) of the Code, amounts for which the Company may claim a deduction with respect to a NQSO, upon the grant of such unrestricted stock or the lapse of any restrictions on such shares of restricted stock will be subject to the limitations on deductibility in Section 162(m). See the "Compensation Committee Report -- Policy with Respect to $1,000,000 Deduction Limit."

     Parachute Payments. Under certain circumstances, accelerated vesting or exercise of options or SARs in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction.

     Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the Omnibus Plan may be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Omnibus Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       APPROVAL OF THE OMNIBUS AMENDMENT.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting, but if any business is properly brought before the meeting, it is intended that the proxies received from this solicitation will be voted by the persons named therein in accordance with their best judgment.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP audited the financial statements of the Company for the fiscal year ended December 31, 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

CHANGE IN INDEPENDENT ACCOUNTANTS

     On March 23, 2000, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Audit Committee recommended the decision to change independent accountants and its recommendation was approved by the Board of Directors. During the two most recent fiscal years and through March 23, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report. During the two most recent fiscal years and through March 23, 2000, there were no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v).

     On March 28, 2000, the Company engaged Ernst & Young LLP as its independent accountants. Neither the Company nor anyone on its behalf had consulted with Ernst & Young LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (2) any matter that was either the subject of a disagreement or reportable event with PricewaterhouseCoopers LLP as described in Regulation S-K Item 304(a).

AUDIT FEES

     Ernst & Young LLP billed the Company $255,000 for professional services rendered for the audit of the Company's consolidated annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-Q for that fiscal year.

AUDIT RELATED FEES

     Ernst & Young LLP billed the Company a total of $70,000 for audit related fees for the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by Ernst & Young LLP for professional services relating to Financial Information Systems Design and Implementation rendered during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Ernst & Young LLP billed the Company a total of $40,000 for professional services rendered other than as stated above under the captions "Audit Fees," "Audit Related Fees" and "Financial Information System Design and Implementation Fees" for the fiscal year ended December 31, 2000.

               PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on December 7, 2001, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     In addition, the Company's bylaws provide that shareholder proposals, including nominations of directors, may be considered at a meeting of shareholders only if made by a shareholder of record entitled to vote at the meeting who gives written notice of the proposal to the Secretary of the Company that is received at the Company's principal offices not less than 45 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting; provided, however, if no annual meeting was held in the preceding year or the date of the annual meeting has been changed by more than 30 days from the date of the preceding year's annual meeting, notice by the shareholder must be received not later than the close of business on the later of 90 days in advance of the annual meeting or 10 days following the date on which public announcement of the date of the meeting is first made. Any written notice of a shareholder proposal by a shareholder to the Secretary must include (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of stock beneficially owned by the shareholder, (d) any material interest of the shareholder in such business and (e) in the case of nominations of directors, such other information regarding the nominee as may be required to be disclosed in the proxy statement, and the written consent of the proposed nominee to his nomination and to serve as director, if elected.

                                   APPENDIX A

                       RESOURCE BANCSHARES MORTGAGE GROUP
                            AUDIT COMMITTEE CHARTER

I. ORGANIZATION

The Audit Committee shall comprise at least three and a maximum of five directors, none of whom is an officer or employee of Resource Bancshares Mortgage Group (RBMG) or its subsidiaries and all of whom are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement in carrying out the responsibilities of a director. All members of the Audit Committee shall be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have financial or accounting experience or background which results in such member's financial sophistication.

The members of the Audit Committee shall be elected by the Board of Directors annually or until their successors shall be duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee.

II. STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling its fiduciary responsibility to the shareholders, investment community and others relating to the financial accounting and reporting policies of RBMG and the quality and integrity of its financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, independent auditors, and RBMG financial management.

In carrying out its responsibilities, the Audit Committee will:

Independent Auditors

1. Review and recommend to the Board of Directors annually the appointment, retention or discharge of the independent auditors to examine the consolidated financial statements of RBMG and approve the fees and other compensation to be paid to the auditors. It is understood that the independent auditors are ultimately accountable to the Board of Directors through the Audit Committee, and that the Board of Directors and the Audit Committee shall have ultimate authority to select, evaluate and, where appropriate replace the independent auditors.

2. Review the independent auditor's periodic Peer Review report accompanied by their written response.

3. On an annual basis, review and discuss with the independent auditors their relationships with RBMG and others to ascertain the independence of such auditors in accordance with Independence Standard No. 1 and receive a letter from the independent auditors affirming such independence.

4. Meet annually with the independent auditors and RBMG's financial management and internal auditors to review and approve a comprehensive plan outlining the scope of the proposed audits for the current year and the appropriateness of audit procedures to be utilized, including the adequacy of staffing and budgeting.

5. Provide opportunity for the internal and independent auditors to meet with the Audit Committee without members of management present. Among the items to be discussed are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, to ascertain that no restrictions are being placed by management on the scope of their work, that management is cooperating fully with the independent auditors and whether any disagreements with management might have occurred.

6. Review and approve management's recommendations regarding the range and cost of non-audit services performed by the independent auditors.

7. Discuss with the independent auditors, at least annually, matters required by Statement of Auditing Standards 61.

8. Upon completion of the annual audit, review and approve management's recommendations as to total independent auditor compensation for the preceding year.

Financial Reporting Process

9. Annually review with the independent auditors, RBMG's chief audit executive, and financial and accounting personnel the continued adequacy and effectiveness of RBMG's financial accounting and control systems, including those established to monitor and manage business risks and legal and ethical compliance programs.

10. Review the internal audit function of the corporation, including the independence and authority of its reporting obligations, the proposed audit plans, and the coordination of such plans with the independent auditors. Review periodic reports prepared by the internal auditing department and management's response.

11. Review with financial management and the independent auditors the interim financial results prior to their public release and filing of the Quarterly Report on Form 10-Q. Although all Audit Committee members encouraged to attend, the Chairman of the Committee may represent the entire committee for purposes of this review.

12. Discuss with General Counsel any significant pending or threatened litigation that might in the aggregate have a material effect on RBMG together with the probability of an unfavorable outcome.

13. Review RBMG's audited consolidated financial statements included in the Annual Report with management and the independent auditors, including the nature and quality of accounting principles (and the application of such principles including underlying judgements, practices, assumptions and estimates and any change thereof) including a summary of significant adjustments proposed by the independent auditors, and recommend to the Board of Directors whether the audited consolidated financial statements should be included in RBMG's Annual Report on Form 10-K.

Review of Other Documents and Reports

14. Review with appropriate management personnel the actions taken to ensure compliance with the corporation's Code of Conduct and the results of confirmation and violations of such Code, including a summary of any related party transactions.

15. Review RBMG's programs and policies designed to ensure compliance with applicable laws and regulations and monitor the results of these compliance efforts.

Accountability to Board of Directors

16. Report through its Chairman to the Board of Directors following each Audit Committee meeting.

17. Maintain minutes or other records of Audit Committee meetings and activities, all of which shall be submitted to the corporate secretary to be filed with the meeting minutes of RBMG's Board of Directors.

18. Review and assess this Charter annually and report and make recommendations to the Board of Directors regarding revisions thereof for their approval.

Other

19. Review management reports outlining accounting or other irregularities or other losses not incurred in the ordinary course of business with an estimated financial impact of more than $100,000 in the aggregate in any one year.

20. Perform any other activities consistent with this Charter, RBMG's by-laws and charter and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate. The Audit Committee will have the sole discretion to retain outside counsel for this purpose.

21. As required, prepare a letter for inclusion in the annual proxy statement that describes the committee's composition and responsibilities, and how they were discharged.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure to the directors and shareholders that RBMG's financial accounting and reporting practices are in accordance with Generally Accepted Accounting Principles and all statutory requirements and are of the highest quality.

III. MEETINGS

The Audit Committee shall hold at least four meetings annually which shall be held shortly before the interim and annual financial statements are filed with the Securities and Exchange Commission. In addition, the Audit Committee shall hold such special meetings as may be called by the Chairman of the Audit Committee or at the request of RBMG's independent or internal auditors. A majority of the Audit Committee constitutes a quorum.

                                   APPENDIX B


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                      AMENDMENT TO OMNIBUS STOCK AWARD PLAN



RESOLVED, that subject to shareholder approval, the Amended and Restated Resource Bancshares Mortgage Group, Inc. Omnibus Stock Award Plan, as previously amended (the "Omnibus Plan"), be and it hereby is, amended by increasing the number of shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), that may be issued under the Omnibus plan by 500,000 (the "amendment").

                                   APPENDIX C


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                      OUTSIDE DIRECTORS' STOCK OPTION PLAN
                       (AS AMENDED THROUGH MARCH 19, 2001)

                                    ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS


         1.1 Purpose. This Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan is intended to secure for Resource Bancshares Mortgage Group, Inc. and its stockholders the benefits of the incentive inherent in common stock ownership by the Outside Directors of the Company, who are responsible in part for the Company's growth and financial success, and to afford such persons the opportunity to obtain and thereafter increase a proprietary interest in the Company on a favorable basis and thereby share in its success.

         1.2 Effective Date. Subject to the approval of the Board and to ratification by the Company's stockholders as provided in Section 5.8, this Plan shall become effective as of July 27, 2000.

         1.3 Definitions. Capitalized terms used in this Plan but not defined herein are used herein as defined in the Option Agreement. In addition, throughout this Plan, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "Committee" shall mean the a committee of the Board that is composed solely of two or more "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

                  (e) "Company" shall mean Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

                  (f) "Director" shall mean any member of the Board.

                  (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" shall mean, with respect to the Common Stock on any day, the closing sales price of a share of Common Stock for the immediately preceding or, if the principal market for trading the Common Stock is not open or if no closing sales price of a share of Common Stock is available that day, the closing sales price of a share of Common Stock for the day most immediately preceding that day for which a closing sales price is available. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option.

                  (i) "Option" shall mean an option to purchase shares of Common Stock awarded to an Outside Director pursuant to this Plan.

                  (j) "Option Agreement" shall mean an agreement between the Company and an Outside Director, in substantially the form of Annex A to this Plan, evidencing the award of an Option; provided, however, that if an Outside Director elects pursuant to Section 4.1(c) of the Plan to receive an Option which is exercisable in whole immediately upon the date of award, then Section 3(a) of the Option Agreement shall be replaced in its entirety with the following:

                           (a) The Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter. The Option shall terminate on the expiration of the Option Period, if not earlier terminated.

                  (k) "Option Shares" shall mean the shares of Common Stock purchased upon exercise of an Option.

                  (l) "Outside Director" shall mean any Director other than a Director who, at the time of an Option award to such Director hereunder, is a full-time employee or executive officer of the Company or any subsidiary of the Company.

                  (m) "Plan" shall mean this Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan, as the same may be amended from time to time.

                  (n) "Change of Control" shall mean:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii) and (iii) of paragraph (3) of this subsection 1.3(n); or

                           (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


                                   ARTICLE II
                                    COMMITTEE

         2.1 Committee Work. The Company's Senior Vice President for Human Resources (or other person with the responsibilities of such an officer) shall advise the Committee, upon request, as to the proper interpretation, construction and administration of this Plan and the Options. Nevertheless, this Plan and the Options shall be interpreted, construed and administered by the Committee alone. An Outside Director may appeal to the Committee, in writing, any decision or action of the Committee with respect to the Plan that adversely affects the Outside Director. Upon review of such appeal, and in any other case where the Committee has acted with respect to the Plan or Options, the decision on appeal or the interpretation or construction by the Committee of any provision of this Plan or of any Option shall be conclusive and binding on all parties. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan and the Company's bylaws, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable and shall hold meetings at such times and places as it may determine.

         2.2 Good Faith Determinations.No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


                                   ARTICLE III
                     ELIGIBILITY; SHARES SUBJECT TO THE PLAN

         3.1 Eligibility. Only Outside Directors shall be eligible to receive Option awards under this Plan.

         3.2 Shares Subject to the Plan. Subject to the provisions of Section 4.3(d) (relating to adjustment for changes in the Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 400,000 shares of Common Stock, as such number of shares may be adjusted after July 27, 2000 pursuant to Section 4.3(d). Such shares may be authorized and unissued shares or, in the alternative, authorized and issued shares that have been reacquired by the Company as treasury stock. If any Option awarded under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the underlying shares not acquired by Option exercise shall be available again for grant hereunder.

                                   ARTICLE IV
                                  OPTION AWARDS

         4.1 Grant of Options. (a) As of July 27, 2000, each person who is then an Outside Director shall be awarded an Option to purchase 10,000 shares of Common Stock, in each case at an exercise price per share equal to the Fair Market Value per share of Common Stock on July 27, 2000.

                  (b) On September 1 of each year during the term of the Plan (including September 1, 2000), the Committee, upon recommendation of the Company's Chief Executive Officer, shall award Options to Outside Directors to purchase shares of Common Stock, in each case at an exercise price equal to the Fair Market Value per share of Common Stock on the September 1 that is the award date. The number of shares of Common Stock that are subject to an Option to an Outside Director may not exceed the number of shares recommended to the Committee for such Outside Director by the Company's Chief Executive Officer. In making any such recommendation to the Committee and the Committee's award of an Option, the Company's Chief Executive Officer and the Committee may take into account the nature of the services rendered by the Outside Director, other compensation payable to the Outside Director by the Company, the capacity of the Outside Director to contribute to the success of the Company and such other factors that the Company's Chief Executive Officer and the Committee may consider relevant.

                  (c) Any Outside Director may notify the Company's Chief Executive Officer if the Outside Director wishes to receive an Option in lieu of cash for the annual retainer to which the Outside Director is entitled for service as an Outside Director or as chairman of or as a member of a Board committee (but not in lieu of any other compensation, including fees for attending meetings). Such notification (i) must be in writing, (ii) must indicate whether the Outside Director wishes to receive an Option which is exercisable (A) in whole immediately upon the date of award or (B) as provided in Section 4.2 of the Plan and (iii) must be received by the Company's Chief Executive Officer during the month of March. The notification shall relate to all retainers payable during the 12 month period beginning on the April 1 next following receipt of the notification and ending the following March 31 and is irrevocable during such period. The Company's Chief Executive Officer shall provide copies of all notifications to the Committee, which shall determine whether to award Options in lieu of retainers to those who have requested same. The number of shares of Common Stock that are subject to an Option to be awarded to an Outside Director in lieu of his or her retainer shall be determined by the Committee such that the value of the Option will be substantially equal to the amount of the retainer which would otherwise be payable. In making such determination, the Committee shall use a generally accepted independent option valuation method. The exercise price of the Option shall be equal to the Fair Market Value per share of Common Stock on the date that the retainer would otherwise be payable in cash. The Options so awarded shall be subject to any policy adopted by the Board relating to attendance at Board meetings, as it may be amended from time to time.

                  (d) Notwithstanding Section 4.1(c) and Section 4.2 of the Plan, grants of Options made prior to stockholder approval, as provided in
Section 5.8 of the Plan, shall be subject to such stockholder approval and shall not be exercisable prior to such approval.

         4.2 Vesting. Except as provided in Section 4.1(c) of the Plan, each Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter, to the extent set forth in the schedule below:

                  if the period from                            then the maximum percentage of the Option
                  the date of the award                         Shares that may be purchased through such
                  until the Exercise Date is:                   Exercise Date is:
                  -----------------------------------------     -------------------------------------------
                  Less than 1 year,                             20%
                  At least 1 year,                              40%
                  But less than 2 years,
                  At least 2 years,                             60%
                  but less than 3 years,
                  at least 3 years,                             80%
                  but less than 4 years,
                  at least 4 years,                             100%

Provided, however, that (i) in the event of a Change of Control of the type set forth in paragraph (1), (2) or (4) of the definition of Change of Control and
(ii) immediately prior to the occurrence of a Change of Control of the type set forth in paragraph (3) of the definition of Change of Control, each Option outstanding under the Plan shall become exercisable in whole or in part without regard to the foregoing schedule. In addition, each Option Agreement shall provide for acceleration of exercisability in the event of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code). Each Option shall terminate on the expiration of its Option Period, if not earlier terminated.

         4.3 Other Terms and Conditions. Each Option award under this Plan shall be evidenced by an Option Agreement. The Option Agreements need not be identical with one another, but each one shall include the substance of all of the following terms and conditions:

                  (a) Numbers of Shares, Option Exercise Price and Vesting Schedule. Each Option Agreement shall state the number of shares of Common Stock to which it pertains, the Option exercise price and the schedule by which the Options subject thereto shall become exercisable, all in accordance with this Plan.

                  (b) Medium and Time of Payment. Upon exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including check) or (unless the Board otherwise prescribes) in shares of Common Stock owned by the optionee for a period of six months, or in a combination of cash and such Common Stock. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, then that stock shall be valued at its Fair Market Value as of the date the Option is exercised. An Option shall be deemed to be exercised on the date that the Company receives full payment of the exercise price for the number of shares for which the Option is being exercised. For the purpose of assisting an optionee to exercise an Option, the Company may, in the discretion of the Board, make recourse loans to the optionee or guarantee recourse loans made by third parties to the optionee, in either case on such terms and conditions as the Board may authorize.

                  (c) Minimum Exercise; No Transfers. Not less than 100 shares of Common Stock may be purchased by Option exercise at any one time unless the number purchased is the total number of shares in respect of which the Option is then exercisable. No Option shall be assignable or transferable by an optionee, and no other person shall acquire any rights therein, except that the Option may be transferred by will or the laws of descent or distribution or pursuant to a formal court order in connection with the divorce of the optionee.

                  (d) Recapitalization; Reorganization. Subject to any action required by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.2, the number of shares of Common Stock covered by each outstanding Option and the per-share exercise price applicable to each outstanding Option shall, in each case, be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  Subject to any action required by the stockholders, in the event of a Business Combination that does not result in a Change of Control, each Option outstanding under the Plan shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock underlying the Option would have been entitled to receive in the Business Combination. In the event of a Business Combination that results in a Change of Control of the type set forth in paragraph (3) of the definition of Change of Control or in the event of the complete liquidation or dissolution of the Company, then each outstanding Option shall terminate; provided however, that each optionee shall, in such event, have the right immediately prior to such Change of Control or complete liquidation or dissolution, to exercise his or her Option in whole or in part without regard to any installment provision that might be contained in the applicable Option Agreement.

                  In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the contemplation of this Plan.

                  The foregoing adjustments shall be made by the Committee, whose determination shall be conclusive.

                  Except as expressly provided in this subsection, the optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the

Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the exercise price relative to, the shares of Common Stock underlying the Option.

                  The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes to, of or in its capital or business structure or to merge, consolidate, dissolve or liquidate or sell or transfer all or any part of its business or assets.


                  (e) Rights as a Stockholder. An optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares underlying his or her Option until the date of the issuance of a stock certificate for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.3(d).

                  (f) Option Termination.

                  (1) Each Option Agreement shall provide that, if the optionee ceases to be a Director incidental to conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such optionee or other conduct detrimental to the Company, then his or her Option shall terminate immediately and thereafter be of no force or effect.

                  (2) Each Option Agreement shall also provide that, if the optionee ceases to be a Director for a reason other than conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such optionee or other conduct detrimental to the Company, then the optionee may at any time within three months after he or she ceases to be a Director exercise his or her Option but only to the extent the Option was exercisable by him or her on the date he or she ceased to be a Director (the unexercisable portion of the Option shall terminate and thereafter be of no force or effect); provided, however, that if an optionee so requests, his or her Option Agreements shall provide that if the approval of the stockholders has not been obtained as required by Section 5.8 at the time the optionee so ceases to be a Director, the three months shall not begin to run until the first to occur of (i) such approval of stockholders or (ii) June 1, 2001.

                  (3) Each Option Agreement also shall provide that, if the optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while serving as a Director, then such Option may be fully exercised not later than the expiration of twelve months following such permanent and total disability by the optionee or person, if any, appointed by a court to administer the affairs of the optionee.

                  (4) Each Option Agreement also shall provide that, if the optionee dies while serving as a Director, then such Option may be fully exercised not later than the expiration of twelve months following such death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent or distribution. In addition, each Option Agreement also shall provide that, if the optionee dies within the three month period described in clause (2) above or the one year period described in clause (3) above, then his or her Option may be exercised at any time within one year following his or her death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him or her on his or her date of death.

                  (5) Each Option Agreement also shall provide for acceleration of exercisability in the event of a Change of Control.

                  (6) Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Designation. This Plan may be referred to in other documents and instruments as the "Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan."

         5.2 Amendment, Suspension, Discontinuance and Termination of Plan. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving its effectiveness as an incentive device, for the purpose of conforming it to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Option theretofore awarded hereunder without the consent of the holder so affected; provided further that any amendment to this Plan that would materially increase the benefits accruing to participants hereunder, materially increase the number of shares of Common Stock that may be issued upon exercise of Options granted hereunder or materially modify this Plan's requirements as to eligibility for participation herein must be approved by the stockholders of the Company. This Plan will terminate on the date when all shares of the Common Stock received for issuance under the Plan have been acquired upon exercise of Options granted hereunder or on such earlier date as the Board may determine.

         5.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of South Carolina.

         5.4 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including legal fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties, provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         5.5 Reservation of Shares. The Company shall, at all times during the term of this Plan and so long as any Option shall be outstanding, reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements hereof. Notwithstanding the foregoing, the inability of the Company to obtain, from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         5.6 Application of Funds. The proceeds received by the Company from the sale of Common Stock upon the exercise of Options will be used for general corporate purposes.

         5.7 No Obligation to Exercise.The award of an Option under this plan shall impose no obligation upon the optionee to exercise that Option.

         5.8 Approval of Stockholders. No Options awarded pursuant to this Plan shall be enforceable against the Company unless and until the Plan shall have been ratified by the stockholders of the Company.

                                    * * * * *

                                                                      APPENDIX D

                      PROXY FOR HOLDERS OF COMMON STOCK OF
                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 2, 2001

     The undersigned hereby appoints John W. Currie and Boyd M. Guttery and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of Resource Bancshares Mortgage Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, May 2, 2001, at 11:00 a.m., local time, at the offices of the Company, 7909 Parklane Road, Columbia, South Carolina 29223, and at any adjournment or adjournments thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment or adjournments thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Stockholders and Proxy Statement as indicated on the reverse side, and in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

If the undersigned is a participant in the Employee Stock Ownership Plan (the "ESOP") and/or the Stock Investment Plan, and this proxy card is received on or prior to May 1, 2001, then this card also provides voting instructions to the trustee of the ESOP and/or the custodian of the Stock Investment Plan, to vote at the 2001 Annual Meeting, and any adjournment or adjournments thereof, any and all shares of Common Stock of the Company held in the undersigned's respective plan accounts as specified upon the matters indicated on the reverse side and in the discretion of such trustee and/or such custodian upon such other matters as may properly come before the meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

--------------------------------------------------------------------------------
     - FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL -



                                    [LOGO]
                                   RESOURCE
                                  BANCSHARES
                             MORTGAGE GROUP, INC.



                  PLEASE SEE REVERSE SIDE FOR INFORMATION ON
                  VOTING YOUR PROXY BY TELEPHONE OR INTERNET

[X] Please mark your                                                      2354
    votes as in this
    example.


This proxy will be voted as directed. If no direction is made, this proxy will be voted FOR the election of all nominees as directors, FOR approval of the Company's Outside Directors' Stock Option Plan and FOR approval of the amendment to the Company's Omnibus Stock Award Plan.

   FOR ALL except as indicated below  WITHHELD FOR ALL

1. ELECTION OF  [ ]                   [ ] Nominees:
   DIRECTORS:                             (01) Class I - Robin C. Kelton
                                          (02) Class I - Joel A. Smith III
                                          (03) Class III - Roger O. Goldman
                                          (04) Class III - David W. Johnson, Jr.

To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line below.

_______________________________________________________________________________

                                    FOR      AGAINST    ABSTAIN
2. To approve the Company's         [ ]        [ ]        [ ]
   Outside Directors'
   Stock Option Plan.

                                    FOR      AGAINST    ABSTAIN
3. To approve the amendment         [ ]        [ ]        [ ]
   to the Company's Omnibus
   Stock Award Plan.

4. In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors recommends a vote FOR all the nominees for election as directors, a vote FOR approval of the Company's Outside Directors' Stock Option Plan and a vote FOR approval of the amendment to the Company's Omnibus Stock Award Plan.

Please sign your name or names exactly as printed hereon. When shares are held by joint tenants, both should sign. Trustees and other fiduciaries should so indicate when signing.





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                                         SIGNATURE(S)                 DATE

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                           - FOLD AND DETACH HERE -





                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

Dear Stockholder:

We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

To Vote by Telephone:
---------------------
Using a touch-tone phone call Toll-free:       1-877-PRX-VOTE (1-877-779-8683)

To Vote by Internet:
--------------------
Log on to the Internet and go to the website: http://www.eproxyvote.com/rbmg
Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

                       THANK YOU FOR VOTING YOUR SHARES.
                            YOUR VOTE IS IMPORTANT!

 Do Not Return this Proxy Card if you are Voting by Telephone or the Internet.